================================================================================


                          RECAPITALIZATION AGREEMENT


                                     among


                        ICF KAISER INTERNATIONAL, INC.


                      ICF CONSULTING GROUP HOLDINGS, LLC


                                      AND


                       CLEMENT INTERNATIONAL CORPORATION




                           Dated as of May 21, 1999


================================================================================

                          RECAPITALIZATION AGREEMENT


     RECAPITALIZATION AGREEMENT, dated as of May 21, 1999 (this "Agreement"),
                                                                 ---------
among ICF CONSULTING GROUP HOLDINGS, LLC, a Delaware limited liability company (the "Buyer"), ICF KAISER INTERNATIONAL, INC., a Delaware corporation (the
      -----
"Parent"), and CLEMENT INTERNATIONAL CORPORATION, a Delaware corporation (the
 ------
"Company").
 -------

     Prior to the date of this Agreement, the Parent was the direct, beneficial and record owner of all the 1,000 issued and outstanding shares of common stock of the Company (the "Existing Shares") and of all the issued and outstanding
                     ---------------
stock of the persons listed on Schedule A (the "Subsidiaries").
                               ----------       ------------

     Prior to the Closing (as defined in this Agreement), the Parent shall have reorganized the Company and the Subsidiaries so that the Parent shall directly own all of the issued and outstanding stock of the Company and the Company shall directly own all of the stock of the Subsidiaries. In addition, the Company shall change its name to "ICF Consulting Group, Inc."

     The Buyer wishes to purchase from the Parent, and the Parent wishes to sell to Buyer, 433.599 of the Existing Shares (the "Purchased Shares"), upon the
                                               ----------------
terms and subject to the conditions of this Agreement.

     Prior to the acquisition by the Buyer of the Purchased Shares, as contemplated in the preceding paragraph, the Company wishes to redeem (the "Redemption") 518.224 of the Existing Shares held by the Parent on the Closing
 ----------
Date

(the "Redeemed Shares"), upon the terms and subject to the conditions of this
      ---------------
Agreement.

     Terms used in this Agreement without definition have the meanings ascribed to them in Section 12.1.

     Accordingly, in consideration of the foregoing and the respective representations, warranties, covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I

                        PURCHASE OF SHARES; REDEMPTION

     I.1 Sale and Purchase of the Purchased Shares. On the Closing Date, the
         -----------------------------------------
Parent shall sell to the Buyer, and the Buyer shall purchase from the Parent, the Purchased Shares, for an aggregate purchase price equal to (i) the number of
    ----------------
Purchased Shares multiplied by (ii) the Consideration Per Share (as defined below) (the "Purchase Price").
             --------------

     I.2 The Redemption. On the Closing Date (as defined in Section 2.1), prior
         --------------
to the purchase of the Purchased Shares, as described in Section 1.1, the Company shall purchase and redeem from the Parent and the Parent shall sell to the Company, the Redeemed Shares for an aggregate purchase price equal to (i) the number of Redeemed Shares multiplied by (ii) the Consideration Per Share as defined below). The "Consideration Per Share" shall mean the quotient of (i) the
                     -----------------------
Aggregate Price (as defined below) divided by (ii) the sum of the number of Purchased Shares plus the number of the Redeemed Shares. The "Aggregate Price"
                                                              ---------------
shall mean an amount equal
to $70,300,000 less the amount of any Indebtedness of the Company and subject to adjustment in accordance with Sections 1.3, 1.6, 1.7, 1.8, and 11.11.

     I.3 Closing Adjustment.
         ------------------

         I.3.1 Preliminary Closing Certificate. Ten business days prior to the
               -------------------------------
Closing Date, the Parent shall prepare and deliver to the Buyer and the Company a certificate (the "Preliminary Closing Certificate") signed by an officer of
                    -------------------------------
the Parent attaching (a) an estimated balance sheet of the Company as of the proposed Closing Date (the "Preliminary Financials"), and (b) a calculation of
                            ----------------------
the Aggregate Price (including an estimate of the Indebtedness of the Company, both as at the proposed Closing Date). In the Preliminary Closing Certificate such officer shall certify, in his or her capacity as an officer of the Parent,
(i) that the Preliminary Financials fairly estimate the financial condition of the Company as of the proposed Closing Date and (ii) that the Preliminary Financials were prepared by the Parent in good faith and on a basis consistent with GAAP and past practices.

         I.3.2 Preliminary Closing Adjustment. At the Closing, the Aggregate
               ------------------------------
Price shall be adjusted as follows:

               (a) increased dollar for dollar by the aggregate amount, if any, by which any of the amounts of Net Working Capital or of other items agreed between the parties prior to Closing and set forth on Schedule 1.3.2 (such items other than Net Working Capital, the "Other Adjustment Items"), set forth on the
                                     -----------------------
Preliminary Closing Certificate exceed the amounts set forth next to the Net Working Capital and the Other Adjustment Items set forth on Schedule 1.3.2; and

               (b) decreased dollar for dollar by the aggregate amount, if any, by which any of the amount of Net Working Capital or Other Adjustment Items set forth on the Preliminary Closing Certificate are less than the amounts set forth next to Net Working Capital and Other Adjustment Items set forth on Schedule 1.3.2.

     I.4 Payment for Redemption Shares and Delivery of the Parent Notes and the
         ----------------------------------------------------------------------
Redeemed Shares.
---------------

         I.4.1 Payment of the Consideration Per Share. At the Closing, the
               --------------------------------------
Company shall pay to the Parent, subject to Section 1.8, an amount equal to the Consideration Per Share multiplied by the number of Redeemed Shares less the sum of (i) the aggregate principal amount of the Non-Escrow Parent Note, (ii) the aggregate principal amount of the Escrow Parent Note and (iii) the Escrow Cash Amount, in cash by wire transfer of immediately available funds to an account or accounts designated by the Parent in a written notice delivered to the Company.

         I.4.2 Delivery of the Non-Escrow Parent Note. At the Closing, the
               --------------------------------------
Company shall deliver to the Parent a promissory note, dated the Closing Date, in the form attached as Attachment A (the "Non-Escrow Parent Note") in the
                                           ----------------------
aggregate principal amount of $3,300,000.

         I.4.3 Delivery of the Escrow Parent Note. At the Closing, the Company
               ----------------------------------
shall deliver to an escrow agent to be nominated by the Parent and approved by the Buyer (which approval shall not be unreasonably withheld) (the "Escrow
                                                                    ------
Agent"), a promissory note, dated the Closing Date, in the form attached as
-----
Attachment B (the "Escrow Parent Note"), subject to Section 1.8, in the
                   ------------------
aggregate principal amount of $3,000,000, such Escrow Parent Note to be held in escrow in accordance with the terms hereof and of an escrow agreement among the Company, the Parent and the Escrow Agent (the "Escrow Agreement") substantially in the form attached as
                   ----------------
Attachment C.

         I.4.4 Escrow Cash Amount. At the Closing, the Company shall deliver to
               ------------------
the Escrow Agent, subject to Section 1.8, $1,000,000 (such amount, the "Escrow
                                                                        ------
Cash Amount") by certified check or wire transfer of immediately available
-----------
funds, such amount to be held in an escrow account (the "Escrow Account"), in
                                                         --------------
accordance with the terms hereof and of the Escrow Agreement.

         I.4.5 Delivery of Redeemed Shares. At the Closing, the Parent shall
               ---------------------------
deliver to the Company stock certificates representing the Redeemed Shares, duly endorsed in blank or with duly executed stock powers in proper form for transfer by delivery and with all appropriate stock transfer tax stamps affixed. Upon receipt of the Redeemed Shares, the Company shall cancel such Redeemed Shares.

     I.5 Payment of Purchase Price and Delivery of the Purchased Shares.
         ---------------------------------------------------------------

         I.5.1 Cash Payment. At the Closing, the Buyer shall pay the Purchase
               ------------
Price (as calculated pursuant to Section 1.1) to the Parent in cash by wire transfer of immediately available funds to an account or accounts designated by the Parent in a written notice delivered to the Buyer.

         I.5.2 Delivery of the Purchased Shares. At the Closing, the Parent
               --------------------------------
shall deliver to the Buyer stock certificates representing the Purchased Shares, duly endorsed in blank or with duly executed stock powers in proper form for transfer by delivery and with all appropriate stock transfer tax stamps affixed.

     I.6 Post-Closing Aggregate Value Adjustment.
         ----------------------------------------

         I.6.1 Post-Closing Statement. Promptly following the Closing, but in no
               ----------------------
event more than twenty (20) business days thereafter, the Parent shall deliver to the Buyer and the Company a balance sheet of the Company as of the Closing Date and statements of shareholders' equity for the period then ended (collectively, the "Closing Financial Statements"). As soon as reasonably
                    ----------------------------
practicable thereafter, the Buyer shall cause its auditors to audit the Closing Financial Statements. Within 75 days of delivery of the Closing Financial Statements by the Parent to the Buyer and the Company, the Company shall deliver to the Parent and the Buyer a certificate (the "Closing Statement") attaching:
                                                -----------------
(a) the audited Closing Financial Statements; (b) a statement of the Net Working Capital and Other Adjustment Items as of the Closing Date; (c) a calculation of the Aggregate Price (including Indebtedness of the Company) and (d) a calculation of the amount of the Post Closing Adjustment (as defined in Section 1.6.2), if any, required pursuant to the provisions of Section 1.6.2 (the "Post
                                                                           ----
Closing Adjustment Calculation"). The calculation of the Post-Closing Adjustment
------------------------------
shall not take into account rate variance and retention receivables. The Parent and the Buyer shall cooperate with the Company or the Company's auditors, as reasonably requested by the Company, in the Company's efforts to produce the Closing Statements and to conduct an audit of the Company as of the Closing Date, including, but not limited to, making available to the Company or the Company's auditors information, records or documents relating to the Company for periods prior to the Closing Date. The Closing Statement and the Post-Closing Adjustment Calculation shall be prepared by the Company in good faith and in accordance with the terms of this Agreement and GAAP, consistently applied.

         I.6.2 Post Closing Adjustment. Subject to resolution of any disputes
               -----------------------
under Section 1.6.3, the Aggregate Price shall (a) increase dollar for dollar by the amount, if any, by which the Aggregate Price set forth on the Closing Statement exceeds the Aggregate Price set forth on the Preliminary Closing Certificate, or (b) decrease dollar for dollar by the amount, if any, by which the Aggregate Price set forth on the Closing Statement is less than the Aggregate Price set forth on the Preliminary Closing Certificate (such adjustment the "Post-Closing Adjustment"). The Post Closing Adjustment should be
                                               -----------------------
paid in accordance with Sections 1.6.3 and 1.7.

         I.6.3 Resolution of Disputes Regarding the Post-Closing Adjustment. The
               ------------------------------------------------------------
Parent and its independent accountants shall have the right to review the books and records and certain supporting work papers of the Company's independent accountants for the purpose of verifying the Closing Statement and the Post-Closing Adjustment Calculation. Each of the Parent and the Buyer shall have a period of twenty (20) business days after receipt of the Closing Statement and the Post-Closing Adjustment Calculation to present in writing to the other party any objections thereto, setting forth the specific item on the Closing Statement to which each such objection relates and the specific basis for each such objection. The Closing Statement and the Post-Closing Adjustment Calculation shall be deemed to be acceptable to the parties and shall become final and binding on the parties, except to the extent that either party shall have made a specific written objection thereto within such twenty (20) business day period. If the Parent shall raise any such objection within such twenty (20) business day period, then the Parent and the Buyer shall attempt in good faith to resolve any dispute concerning the item(s) subject to such objection. Upon failure to resolve any such dispute, within thirty (30) days of the Buyer's receipt of the Parent's objections, the same shall be submitted to a nationally recognized firm of independent public accountants, then having no significant ongoing relationship with the Parent or the Buyer, as shall be mutually acceptable to the Parent and the Buyer (the "Independent Accounting Firm"). The
                                             ---------------------------
Independent Accounting Firm shall be instructed to use its best efforts to render a decision as to all items in dispute within thirty (30) days of submission, and the parties agree to cooperate with each other and each other's authorized representatives and with the Independent Accounting Firm in order that any and all items in dispute shall be resolved as soon as practicable. The determination of the Independent Accounting Firm concerning any item in dispute shall be final and binding on the parties without further right of appeal. The fees and expenses of the Independent Accounting Firm incurred in the resolution of such dispute shall be allocated between the Parent and the Buyer in the same proportion that the aggregate amount of the items unsuccessfully disputed by each such party (as finally determined by the Independent Accounting Firm) bears to the total amount of all disputed items submitted to the Independent Accounting Firm.

         Within five (5) business days after the Post-Closing Adjustment is finally determined as provided above, the Buyer and the Company, in the case of an adjustment increasing the Aggregate Price, or the Parent, in the case of an adjustment decreasing the Aggregate Price, shall pay to the appropriate party or parties the amount of the required Post-Closing Adjustment in accordance with
Section 1.6, provided, however, that if the Parent shall have timely objected to
             -----------------
the Post-Closing Adjustment Calculation in accordance with this Section 1.6.3, then pending resolution of the items subject to dispute, the Buyer and the Company or the Parent, as the case may be, shall, within five days after the delivery by the Parent of its written objection, pay to the appropriate party or parties the amount of any Post-Closing Adjustment to the extent of any amounts which are not subject to dispute.

     I.7 Payment of Post-Closing Adjustments. All adjustments or payments
         -----------------------------------
pursuant to Section 1.6, whether or not contested, shall be paid by delivery of a certified or official bank check to the recipient party's address as listed in
Section 12.4 or by wire transfer of immediately available funds to an account or accounts of the recipient party at a financial institution in accordance with such instructions as the recipient party may hereafter provide.

     I.8 Miscellaneous Adjustment. If the Closing occurs after June 7, 1999:
         ------------------------

         (i) the amount to be paid, as Purchase Price, under Section 1.4.1, shall be increased by $250,000 and, therefore the Aggregate Price shall be deemed increased by $250,000;

         (ii) the amount of Escrow Cash Amount to be delivered to the Escrow Agent under Section 1.4.4 shall be decreased by $250,000; and

         (iii) the aggregate principal amount of the Escrow Note to be delivered to the Escrow Agent under Section 1.4.3 shall be increased by $250,000.

     I.9 Recoupment of Aggregate Price. The parties acknowledge: (i) that all
         -----------------------------
payments to be determined and made by any party under Sections 1.3, 1.4, 1.6,
1.7 and 1.8 are determined or made, as the case may be, constitute adjustments to the Aggregate Price, and (ii) that any reduction in the Aggregate Price as contemplated in such Sections shall be made by means of and under the doctrine of recoupment by the Buyer against the Aggregate Price owing before such adjustment.


                                  ARTICLE II

                                    CLOSING


         II.1 Closing; Closing Date. Subject to the satisfaction of each of the
              ---------------------
conditions set forth in Articles VII and VIII, the closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Paul,
                          -------
Weiss, Rifkind, Wharton & Garrison, 1615 L Street, NW, Washington, DC 20036-5694 at 10:00 a.m. Washington time on June 4, 1999, or at such other place, at such other time or on such other date as the Buyer and the Parent may mutually agree. The date on which the Closing actually occurs is hereinafter referred to as the "Closing Date."
 ------------


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                        OF THE PARENT AS TO THE PARENT


         The Parent represents and warrants to the Buyer as follows:

         III.1 Title to the Shares. The Parent owns the Existing Shares
               -------------------
beneficially and of record, free and clear of any lien, pledge, mortgage, deed of trust, security interest, claim, lease, license, charge, option, right of first refusal, easement, servitude, transfer restriction, encumbrance or any other restriction or limitation whatsoever (each, a "Lien") other than those set forth on Schedule 3.1, and, upon
         ------------
delivery of and payment for the Existing Shares at the Closing as herein provided, the Parent will convey such Shares to the Company pursuant to Article I, free and clear of any Lien.

         III.2 Corporate Organization. The Parent is a corporation duly
               ----------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Parent is duly qualified or licensed to do business and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that, individually or in the aggregate, would not be reasonably likely to have a material adverse effect on the ability of the Parent to carry on its business as presently conducted or consummate the transactions contemplated hereby.

         III.3 Authority. The Parent has the full legal right, power and
               ---------
authority required to enter into, execute and deliver this Agreement and each and every Transaction Document to which the Parent is or will be a party (the "Transaction Documents") and to perform fully the Parent's obligations hereunder
 ---------------------
and thereunder. The execution and delivery of this Agreement by the Parent and the consummation by the Parent of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Parent. This Agreement has been duly executed and delivered by the Parent and, on the Closing Date, the other Transaction Documents to which the Parent is a party was or will be duly executed and delivered by the Parent and (assuming due execution and delivery hereof by the Buyer and thereof by the other parties thereto) the Transaction Documents will be the valid and binding obligation of the Parent enforceable against the Parent in accordance with their respective terms.

         III.4 No Breach. The execution and delivery of this Agreement and the
               ---------
other Transaction Documents by the Parent, the consummation by the Parent of the transactions contemplated hereby and thereby and the performance by the Parent of its obligations under this Agreement and the other Transaction Documents, do not (a) violate any provisions of the Parent's Certificate of Incorporation or By-laws, (b) require the Parent to obtain any consent, approval, authorization or action of, or make any filing with or give any notice to, any foreign, federal, state, municipal, local or other governmental department, or any political subdivision thereof, commission, board, bureau, agency, court, arbitrator or instrumentality, the United States Postal Service or any non-governmental regulating body (to the extent the rules, regulations or orders thereof have the force of law) (each, a "Governmental Entity") or any other
                                         -------------------
person (collectively, "Consents"), except for filings and other applicable
                       --------
requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and the rules promulgated thereunder (the "HSR Act"), and other Consents
                                                   -------
set forth on Schedule 3.4 (collectively, the "Parent Consents"), (c) if the
             ------------                     ---------------
Parent Consents are obtained, violate, conflict with or result in the breach of, result in a material modification of the effect of, cause the termination, cancellation or acceleration of (or give rise to any right of termination, cancellation or acceleration under), or constitute (with or without notice or lapse of time or both) a default under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation (collectively, "Parent Contracts")
                                                            ----------------
to which the Parent is a party or by or to which the Parent is or the Existing Shares may be bound or subject, (d) if the Parent Consents are obtained, violate any law, statute, treaty, ordinance, rule, regulation or other requirement of any Governmental Entity (collectively, the "Law") or order, judgment, writ,
                                            ---
injunction, determination, award or decree of any Governmental Entity (collectively, "Orders") applicable to the Parent or to the Existing Shares, or
                ------
(e) if the Parent Consents are obtained, result in the creation of any Lien on the Existing Shares. The Parent has made no offering or sale of the Existing Shares in violation of any Law.

         III.5 SEC Filings; Financial Statements. The Parent has made all
               ---------------------------------
filings required to be made with the Securities and Exchange Commission (the "SEC") since January 1, 1997 and has delivered or made available to the Buyer
 ---
correct and complete copies of the Parent's (a) Annual Reports on Form 10-K for the years ended December 31, 1997 and December 31, 1998 (together, the "Parent
                                                                        ------
10-K's"), as filed with the SEC and (b) all other reports, statements and
------
registration statements (including Quarterly Reports on Form 10-Q (collectively, the "Parent 10-Q's") and Current Reports on Form 8-K) filed by the Parent with
     -------------
the SEC since January 1, 1997 (the items identified in clauses (a) and (b) (in each case including all exhibits and schedules thereto and documents incorporated by reference therein) being referred to collectively as the "Parent
                                                                          ------
SEC Filings"). As of their respective dates, the Parent SEC Filings, taken
-----------
together with all amendments thereto, comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the rules and regulations thereunder and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Parent included or incorporated by reference in the Parent 10-K's and the Parent 10-Q's
(a) were prepared in accordance with GAAP in effect during the periods involved (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q under the rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes to such financial statements) and (b) fairly present in all material respects the consolidated financial position of the Parent at the respective dates thereof and the consolidated results of operations and cash flows for the respective periods then ended (subject, in the case of unaudited interim financial statements, to normal year-end audit adjustments).

         III.6 Premerger Notification. The Parent will file notification and
               ----------------------
report forms with respect to the transactions contemplated hereby in compliance with the HSR Act and the rules and regulations promulgated thereunder.

         III.7 Finders and Investment Bankers. The Parent has not employed any
               ------------------------------
investment banker, business consultant, financial advisor, broker or finder in connection with the transactions contemplated by this Agreement, except for Raymond James & Associates, Inc. and Jefferies & Co., or incurred any liability for any investment banking, business consultancy, financial advisory, brokerage or finders' fees or commissions in connection with the transactions contemplated hereby, except for fees payable to Raymond James & Associates, Inc. and Jefferies & Co., all of which fees have been or will be paid by the Parent.

                                  ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE PARENT
                               AS TO THE COMPANY

         The Parent represents and warrants to the Buyer as follows:

         IV.1 Due Incorporation and Authority. The Company is a corporation duly
              -------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and lawful authority to own, lease and operate its properties and to carry on its business as now being and heretofore conducted.

         IV.2 Subsidiaries and Other Affiliates. Except as set forth on Schedule
              ---------------------------------                         --------
4.2, as of the Closing Date, the Company will not directly or indirectly own any
---
interest in any other person.

         IV.3 Qualification. The Company is duly qualified or otherwise
              -------------
authorized as a foreign corporation to transact business and is in good standing in each jurisdiction set forth on Schedule 4.3, which are the only jurisdictions
                                  ------------
in which such qualification or authorization is required by Law or in which the failure so to qualify or be authorized could have a material adverse effect on the assets, properties, business, results of operations or financial condition of the Company (the "Condition of the Company"). The Company does not own or
                     ------------------------
lease property in any jurisdiction other than its jurisdiction of organization and the jurisdictions set forth on Schedule 4.3.
                                   ------------

         IV.4 Permits. The Company has all licenses, permits, exemptions,
              -------
consents, waivers, authorizations, rights, certificates of occupancy, franchises, Orders or approvals of, and have made all required registrations with, any Governmental Entity that are material to the conduct of the business of, or the intended use of any assets or properties of the Company (collectively, "Permits"). All Permits are in full force and effect; no material
                -------
violations are or have been recorded in respect of any Permit; and no proceeding or Claim is pending or, to the knowledge of the Parent or the Company is threatened to revoke or limit any Permit.

         IV.5 Outstanding Capital Stock. The Company is authorized to issue
              -------------------------
1,000 shares of Common Stock, of which 1,000 shares are issued and outstanding and no shares are held by the Company as treasury stock. All of such Existing Shares are owned by the Parent free and clear of any Lien and will be transferred to the Buyer at the Closing free and clear of any Lien. All of the outstanding Existing Shares are duly authorized and validly issued, fully paid and nonassessable. No other class of capital stock or other ownership interests of the Company is authorized or outstanding.

         IV.6 Options or Other Rights. There is no outstanding right,
              -----------------------
subscription, warrant, call, unsatisfied preemptive right, option or other agreement of any kind (including pursuant to option plans or stock ownership plans) to purchase or otherwise to receive from the Company or the Parent any of the outstanding, authorized but unissued, unauthorized or treasury shares of the capital stock of the Company or any other security of the Company, and there is no outstanding security of any kind of the Company convertible or exchangeable into any such capital stock.

         IV.7 No Breach.
              ---------

         IV.7.1 Parent. Other than actions approved by the directors designated
                ------
by the Buyer as provided in Sections 7.7 and 8.7, the execution and delivery by the Parent of this Agreement and the other Transaction Documents, the consummation of the transactions contemplated hereby and thereby and the performance by the Parent of this Agreement and the other Transaction Documents in accordance with their respective terms and conditions will not (a) violate any provision of the Certificate of Incorporation or By-laws (or comparable instruments) of the Company; (b) require the Company to obtain any Consent, approval, authorization or action of, or make any filing with or give any notice to, any Governmental Entity or any other person, except as set forth on Schedule
                                                                        --------
4.7 (collectively, the "Company Consents"); (c) if the Company Consents are
---                     ----------------
obtained, violate, conflict with or result in the breach of any of the terms and conditions of, result in a modification of the effect of, otherwise cause the termination of or give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sale contract, mortgage, license, franchise, commitment or other binding arrangement (collectively, the "Company Contracts") to which the Company
                                        -----------------
is a party or by or to which the Company or any of their properties is or may be bound or subject, or result in the creation of any Lien upon the Existing Shares or any of the properties of the Company pursuant to the terms of any such Company Contract; (d) if the Company Consents are obtained, violate any Law of any Governmental Entity; (e) if the Company Consents are obtained, violate any Order of any Governmental Entity applicable to the Company, its properties or business or the Existing Shares; or (f) if the Company Consents are obtained, violate or result in the revocation or suspension of any Permit.

         IV.7.2 Company. Other than actions approved by the directors designated
                -------
by the Buyer as provided in Sections 7.7 and 8.7, the execution and delivery by the Company of this Agreement and the other Transaction Documents, the consummation of the transactions contemplated hereby and thereby and the performance by the Company of this Agreement and the other Transaction Documents in accordance with their respective terms and conditions will not (a) violate any provision of the Certificate of Incorporation or By-laws (or comparable instruments) of the Company; (b) require the Company to obtain any Consent, approval, authorization or action of, or make any filing with or give any notice to, any Governmental Entity or any other person, except as set forth on Schedule
                                                                        --------
4.7 (collectively, the "Company Consents"); (c) if the Company Consents are
---                     ----------------
obtained, violate, conflict with or result in the breach of any of the terms and conditions of, result in a modification of the effect of, otherwise cause the termination of or give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sale contract, mortgage, license, franchise, commitment or other binding arrangement (collectively, the "Company Contracts") to which the Company
                                        -----------------
is a party or by or to which the Company or any of their properties is or may be bound or subject, or result in the creation of any Lien upon the Existing Shares or any of the properties of the Company pursuant to the terms of any such Company Contract; (d) if the Company Consents are obtained, violate any Law of any Governmental Entity;

(e) if the Company Consents are obtained, violate any Order of any Governmental Entity applicable to the Company, its properties or business or the Existing Shares; or (f) if the Company Consents are obtained, violate or result in the revocation or suspension of any Permit.

         IV.8 Compliance with Law. Except as set forth on Schedule 4.8, the
              -------------------                         ------------
Company is neither in violation of any applicable Order, nor is in violation of any applicable Law (including Orders or Laws that affect the use, occupancy and operation of any real property assets of the Company), of any Governmental Entity and neither the Company nor the Parent has received notice that any such violation is being or may be alleged, except where the violation would not have a material adverse effect on the Condition of the Company. Neither the Company nor the Parent has made any payments to officers or employees of any Governmental Entity in violation of Law or any code of conduct incorporated into and made a requirement by the terms of a Company Contract, or made any payment to customers for the sharing of fees or to customers or suppliers for rebating of charges, or engaged in any other reciprocal practice, or made any illegal payment or given any other illegal consideration to purchasing agents or other representatives of customers in respect of sales made or to be made by the Company. This representation and warranty does not apply with respect to any actions approved by the directors designated by the Buyer as provided in Sections 7.7 and 8.7.

         IV.9 Claims. As of the date hereof, except as set forth on Schedule
              ------                                                --------
4.9, (a) no Claim is pending before any Governmental Entity or to the knowledge
---
of the Parent, threatened in writing, against the Company, its assets, properties or businesses to restrain or prevent the consummation of the transactions contemplated hereby and (b) the Company is not subject to any Order that has or is reasonably likely to have a material adverse effect on the Condition of the Company. Except as set forth on Schedule 4.9, there are no
                                                 ------------
Claims against or involving the Company related to the services provided by the Company ("Company Services"), and no such Claims have been settled, adjudicated
          ----------------
or otherwise disposed of since the Financial Statement Date (as defined in Section 4.14).

         IV.10 Title to Assets. The Company does not own any real property.
               ---------------
Except as set forth on Schedule 4.10, the Company owns and has good, valid, and
                       -------------
marketable title to all of the personal property and assets used in its business, reflected as owned on the Financial Statements or so described in any Schedule hereto (collectively, the "Assets"), and holds interests as a lessee
                                    ------
under leases in full force and effect in all property used in connection with its business or otherwise leased by it, in each case free and clear of all Liens, except for (a) Liens specifically described on Schedule 4.10, (b) Liens
                                                      -------------
for current Taxes, assessments or governmental charges or levies on property not yet due or delinquent and (c) properties disposed of, or subject to purchase or sales orders, in the ordinary course of business since the Financial Statement Date.

         IV.11 Intellectual Property.
               ---------------------

               (a) Except as set forth on Schedule 4.11(a), the Company owns or
                                          ----------------
is licensed or otherwise has the right to use and practice all foreign or United States copyright registrations and applications for registration thereof and any nonregistered copyrights ("Copyrights") that are material to the
                           ----------
businesses of the Company, any foreign or United States patents and patent applications that are material to the businesses of the Company, including any divisions, continuations, continuations-in-part, substitutions or reissues thereof, whether or not patents are issued on such applications and whether or not such applications are modified, withdrawn or resubmitted ("Patents"), any
                                                               -------
trade secrets, research records, processes, procedures, manufacturing formulae, technical know-how, technology, blueprints, designs, plans, inventions (whether patentable and whether reduced to practice), invention disclosures and improvements thereto that are material to the businesses of the Company ("Trade
                                                                          -----
Secrets"), any foreign or United States trademarks, service marks, tradenames,
-------
brand names, designs and logos, corporate names, product or service identifiers, whether registered or unregistered, and all registrations and applications for registration thereof that are material to the businesses of the Company ("Trademarks"), any Internet domain names and other computer user identifiers
  ----------
and any rights in and to sites on the WorldWide Web including rights in and to any text, graphics, audio and video files, and html or other code incorporated in such sites that are material to the businesses of the Company ("Internet
                                                                   --------
Assets"), any computer software programs, source code, object code, data and
------
documentation that are material to the businesses of the Company ("Software")
                                                                   --------
(collectively, the "Intellectual Property"), free and clear of any Liens.
                    ---------------------

               (b) Schedule 4.11(b) sets forth a complete and accurate list of
                   ----------------
any foreign or United States patents and patent applications (including jurisdiction, application or patent number, date of filing and/grant) held by the Company.

               (c) Schedule 4.11(c) sets forth a list of inventions of the
                   ----------------
Company which have been identified for patenting, but for which applications for patent have not yet been filed.

               (d) Schedule 4.11(d) sets forth a complete and accurate list of
                   ----------------
copyright registrations (including jurisdiction, application or registration number, date of filing and/grant) with respect to works held by the Company.

               (e) Schedule 4.11(e) sets forth a complete and accurate list of
                   ----------------
trademark, and service mark registrations and applications for registration (including jurisdiction, application or registration number, class of goods, and date of filing and/grant) with respect to marks held by the Company.

               (f) Schedule 4.11(f) sets forth a list of (i) material licenses,
                   ----------------
sublicenses and other agreements ("IP Licenses") under which the Company is
                                   -----------
either a licensor or licensee of any Intellectual Property; and (ii) IP Licenses that are currently in negotiation or proposed by the Company.

               (g) The Parent has made available, or has caused the Company to have made available, to the Buyer copies of material documents evidencing Intellectual Property and IP Licenses (including all modifications, amendments and supplements).

               (h) Except as may be set forth on Schedule 4.11(h), (i) all
                                                 ----------------
Patents and registered Trademarks and registered Copyrights held by the Company are valid and subsisting and (ii) the Company has taken commercially reasonable action to maintain and protect each material item of Intellectual Property owned or used by the Company.

               (i) To the knowledge of the Parent and the Company, except as may be set forth on Schedule 4.11(i), no other party to an IP License is in material
                ----------------
breach of or default under any IP License listed in Schedule 4.11(f), and each
                                                    ----------------
IP License is now, and immediately following the Closing Date will be, valid and in full force and effect.

               (j) Except as set forth in Schedule 4.11(j), to the knowledge of
                                          ----------------
the Parent and the Company, no Claim is pending or threatened that challenges the validity, enforceability, ownership of or right to use, sell, license or dispose of any Intellectual Property.

               (k) To the knowledge of the Parent and the Company, except as may be set forth on Schedule 4.11(k), none of the products currently sold or
                ----------------
licensed by the Company to any person or used by or licensed to the Company infringes upon or otherwise violates any Intellectual Property rights of others.

               (l) No item of Intellectual Property (excepting items which the Company utilizes as licensee pursuant to an IP License) is subject to any outstanding Order, contract or Claim materially restricting the use or the licensing thereof by the Company.

               (m) Except as set forth in Schedule 4.11(m), to the knowledge of
                                          ----------------
the Parent and the Company, no person is infringing upon or otherwise violating the Intellectual Property rights of the Company.

               (n) The Software described in Schedule 4.11(n) is held by the
                                             ----------------
Company legitimately and, except as set forth on Schedule 4.11(n), is fully and freely transferable to Buyer without any third party consent. The Company has made available to Buyer documentation relating to the use, maintenance and operation of such Software.

               (o) Software, hardware, databases, and embedded control systems material to the businesses of the Company (collectively, the "Systems") and each
                                                              --------
of the products of the Company (the "Products") are Year 2000 Compliant to the
                                     ---------
extent set forth on Schedule 4.11(o). As used herein, the term "Year 2000
                    ----------------                            ---------
Compliant" means that the Systems and Products (i) accurately process data and
---------
time data (including, without limitation, calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries, the years 1999 and 2000, and leap year calculations and (ii) operate accurately with other software and hardware that use standard date format (4 digits) for representation of the year. To the knowledge of the Parent, other than in relation to those activities described on Schedule 4.11(o) currently in progress, Buyer shall not incur any material expenses arising from or relating to the failure of any of the Systems or Products to be Year 2000 Compliant.]

               (p) Except as set forth on Schedule 4.11(p), to the knowledge of
                                          ----------------
the Parent, the Company, as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder, will not be, in violation of any agreement relating to any material Intellectual Property, and after the completion of the transactions contemplated hereby, the Company will own all right, title and interest in and to, or have a license to use all material Intellectual Property on identical terms and conditions as the Company enjoyed immediately prior to such transactions.

         IV.12 Contracts. Schedule 4.12 lists, as of the date hereof, all of the
               ---------  -------------
following contracts and agreements to which the Company is a party or by which it or any of its properties or assets are bound or subject (the "Scheduled
                                                                 ---------
Contracts"):
----------

               (a) any agreement or commitment obligating the Company to purchase or sell any products or services which (i) is not terminable by the Company without payment or penalty upon sixty (60) days' (or less) notice and
(ii) provides for annual payments by or to the Company aggregating $100,000 or more or which are otherwise material to the Condition of the Company;

               (b) any loan agreement, promissory note, bond, mortgage, deeds of trust, collateral security document, indenture or letter of credit that will continue to be in effect after the Closing with respect to the Company, any contract or agreement for the deferred purchase price of property (excluding normal trade payables), or any instrument guaranteeing any indebtedness that will remain in effect after the Closing (the "Loan Documents") including the
                                              ---------------
Liens that encumber the Assets relating to indebtedness evidenced by the Loan Documents;

               (c) any contract or agreement that will remain in effect after the Closing by which the Company guarantees any obligations of any person, or any person guarantees any obligations of the Company;

               (d) any contract relating to the acquisition by the Company of any operating business or the capital stock of another person;

               (e) all leases, subleases, licenses and other agreements under which the Company uses or occupies or has the right to use or occupy any real property;

               (f) all leases of equipment or other assets providing for annual payments of, or pursuant to which in the last year the Company paid in the aggregate, $100,000 or more;

               (g) any joint venture, partnership or other arrangement involving a sharing of profits;

               (h) any employment agreement or consulting agreement which provides for payments in a single year or annual payments by the Company, aggregating $100,000 or more or which is otherwise material to the Condition of the Company;

               (i) any licenses or sublicenses providing for annual payments in excess of, or pursuant to which in the last year the Company paid in the aggregate, $50,000 or more;

               (j) contracts under which the Company agrees to indemnify any person other than in the ordinary course of its business or to share Tax liability of any person which will remain in effect after the Closing;

               (k) contracts containing covenants of the Company not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with the Company in any line of business or in any geographical area;

               (l) any contract or agreement with a Governmental Entity in excess of $50,000; and

               (m) any amendment, supplement or modification to any of the foregoing.

               All of the Scheduled Contracts are valid, subsisting, in full force and effect and binding upon the Company, to the knowledge of the Parent, and the other parties thereto, and the Company has paid in full or accrued all amounts due thereunder and has satisfied in full or provided for all of its liabilities and obligations thereunder. To the knowledge of the Parent, no other party to any such Scheduled Contracts is in default thereunder, nor does any condition exist that with notice or lapse of time or both would constitute a default, or a termination or acceleration event thereunder. Except as separately identified on Schedule 4.12, the Company has not received notice of, or is in
              -------------
default under, or with respect to, any Scheduled Contract nor is the Company a party to or bound by any Scheduled Contract that individually or in the aggregate could materially adversely affect the Condition of the Company.

         IV.13 Record Books. The books of account, stock record books, inventory
               ------------
records and other books of account, stock record books, inventory records and other records of the Company (the "Record Books"), are, in all material
                                   ------------
respects, complete, correct and up to date and are maintained in accordance with good business practices and GAAP, including, but not limited to, the maintenance of system of internal controls reasonably adequate for the conduct of the Company's business and financial reporting.

         IV.14 Financial Statements. The audited Financial Statements of the
               --------------------
Company as of December 31, 1997 and December 31, 1998 (including the footnotes thereto) and its respective balance sheets, income statements, statements of cash flows and shareholders' equity, which are attached as Schedule 4.14 hereto,
                                                           -------------
fairly present the financial position of the Company as at such dates and the results of operations of the

Company for such respective periods after giving effect to the transactions contemplated hereby, in each case in accordance with GAAP consistently applied for the periods covered thereby. The Company's balance sheets, including footnotes, as of December 31, 1997 and December 31, 1998 and its respective related income statements, and shareholders' equity for the years then ended are sometimes herein called the "Financial Statements." December 31, 1998 is
                             --------------------
sometimes herein called the "Financial Statement Date."
                             ------------------------

         IV.15 Receivables. Except as set forth on Schedule 4.15, all accounts
               -----------                         -------------
and notes receivable reflected on the Financial Statements, and all accounts and notes receivable arising subsequent to the Financial Statement Date, have arisen in the ordinary course of business of the Company.

         IV.16 Liabilities. As at the Financial Statement Date, the Company did
               -----------
not have any direct or indirect indebtedness, liability, Claim, loss, damage, deficiency, obligation or responsibility of the type required by GAAP to be set forth on a financial statement or in the notes thereto ("Liabilities") that were
                                                         -----------
not fully disclosed and/or adequately reflected or reserved against on the Financial Statements. Except as set forth on Schedule 4.16, the Company has not,
                                             -------------
except in the ordinary course of business, incurred any Liabilities since the Financial Statement Date. Accruals for Liabilities that have arisen in the ordinary course of business subsequent to the Financial Statement Date, including but not limited to, employee vacations, salaries, management bonuses and profit sharing, have been properly recorded on the Company's Record Books.

         IV.17 Absence of Certain Changes or Events. Except as set forth on
               ------------------------------------
Schedule 4.17, since the Financial Statement Date, the Company has conducted its
-------------
business only in the ordinary course and there has not been any condition, event or occurrence that, individually or in the aggregate, has resulted in a material adverse effect on the Condition of the Company.

         IV.18 Taxes. Except as set forth in Schedule 4.18:
               -----                         -------------

               (a) The Company (or the parent of any consolidated group of which it is a member) has filed or caused to be filed or will file or will cause to be filed all material returns for all federal, state, county, local, foreign and other taxes, including, without limitation, income taxes, estimated taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, employment and payroll related taxes, property taxes and import duties, whether or not measured in whole or in part by net income, including any addition thereto or interest or penalty thereon (hereinafter, "Taxes" or, individually, a
                                                      -----
"Tax") that it is required to file within the time prescribed by law (or
 ---
extensions of the time for filing have been duly filed), and shall file or cause to be filed all material returns for Taxes that it is required to file after the date hereof until the Closing Date (or duly file extensions of the time for filing), and all such Tax returns are, and will be, accurate and complete in all material respects;

               (b) the Company (or the parent of any consolidated group of which it is a member) has paid or will pay all Taxes shown as due on such returns on, before or after the date hereof until the Closing Date;

               (c) with respect to all Tax returns of the Company, (i) there is no deficiency proposed or threatened against the Company and (ii) no audit is in progress with respect to any return for Taxes and no waiver or agreement is in force for the extension of time for the assessment of any Tax;

               (d) the Company has not agreed to or is required to make any adjustments under section 481(a) of the Code by reason of a change in accounting methods or otherwise;

               (e) the Company will not be required to pay any Taxes attributable to any person under Regulations Section 1.1502-6 (or any comparable provision of state, local or foreign Law that provides for joint or several liability, in whole or in part), as a transferee or successor, by contract or otherwise; and

               (f) there are no Liens for Taxes on the assets of the Company except for Liens for current Taxes not yet due. The Company will not have any liability on or after the Closing Date under any Tax sharing agreement to which it is a party, and all such Tax sharing agreements in effect before the Closing Date shall terminate and be of no further force and effect as of the Closing Date.

         IV.19 Environmental Matters. The Company, its property, assets and
               ---------------------
operations (in each case either leased or owned) are in material compliance with all applicable Environmental Laws. There is no Claim, notice of violation, notice or demand letter pending or, to the knowledge of the Parent, threatened, against the Company pursuant to Environmental Laws which would reasonably be expected to result in a material fine, penalty or other obligation, cost or expense; and there are no past or present events, conditions, circumstances, activities, practices, incidents, agreements, actions or plans which may prevent compliance with, or which have given rise to or are reasonably expected to give rise to a material liability under,

Environmental Laws. To the knowledge of the Parent, the Company has not sent any Hazardous Materials to any sites that, pursuant to any applicable Environmental Laws, (i) has been placed on the "National Priorities List" of hazardous waste sites or any similar state list, (ii) is otherwise designated or identified as a potential site for remediation, cleanup, closure or other environmental remedial activity, or (iii) is subject to a Claim, an Order or other request to take "removal" or "remedial" action, as defined in any applicable Environmental Laws, or to make payment for the costs of cleaning up the site.

         IV.20 Employee Benefit Plans.
               ----------------------

               (a) Schedule 4.20 contains a true and complete list of each
                   -------------
"employee benefit plan" (within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and all other
                                                     -----
employee benefit plans, incentive plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, under which any employee or former employee of the Company has any present or future right to benefits or under which the Company has any present or future liability. All such plans, agreements, programs, policies and arrangements are collectively referred to herein as the "Company Plans."
               -------------

               (b) With respect to each Company Plan other than the Parent's Stock Purchase Program, the Parent has delivered to the Buyer a current, accurate and complete copy thereof and, to the extent applicable: (i) any related trust agreement or other funding instrument; (ii) the most recent determination letter, if applicable; (iii) any summary plan description and other written communications by the Company to its employees concerning the extent of the benefits provided under a

Company Plan; and (iv) for the most recent year available (A) the Form 5500 and attached Schedule, (B) audited financial statements, (C) actuarial valuation reports and (D) attorney's response to an auditor's request for information.

               (c) (i) Each Company Plan has been established and administered in accordance with its terms, and in substantial compliance with the applicable provisions of ERISA, the Code and other applicable laws, rules and regulations;
(ii) each Company Plan which is intended to be qualified within the meaning of Code section 401(a) is so qualified and has received a favorable determination letter as to its qualification, and nothing has occurred, whether by action or failure to act, that could cause the loss of such qualification; (iii) no event has occurred and no condition exists that would subject the Company, either directly or by reason of its affiliation with any member of its "Controlled
                                                                 ----------
Group" (defined as any organization which is a member of a controlled group of
-----
organizations within the meaning of Code sections 414(b), (c), (m) or (o)), to any Tax, fine, Lien, penalty or other liability imposed by ERISA, the Code or other applicable laws, rules and regulations; (iv) for each Company Plan with respect to which a Form 5500 has been filed, no material change has occurred with respect to the matters covered by the most recent Form since the date thereof; (v) no "prohibited transaction" (as such term is defined in ERISA
                 ----------------------
section 406 and Code section 4975) or "accumulated funding deficiency" (as such
                                       ------------------------------
term is defined in ERISA section 302 and Code section 412 (whether or not waived)) has occurred with respect to any Company Plan; and (vi) all contributions due and payable under any Company Plan have been paid or accrued.

               (d) With respect to each of the Company Plans that is not a multiemployer plan within the meaning of section 4001(a)(3) of ERISA but is subject to Title IV of ERISA, as of the Closing Date, the assets of each such Company Plan are at least equal in value to the present value of the accrued benefits (vested and unvested) of the participants in such Company Plan on a termination basis, based on the actuarial methods and assumptions indicated in the most recent actuarial valuation reports.

               (e) With respect to any multiemployer plan (within the meaning of ERISA section 4001(a)(3)) to which the Company has any liability or contributes (or has at any time contributed or had an obligation to contribute): (i) the Company has not incurred any withdrawal liability under Title IV of ERISA and would not be subject to any such liability if, as of the Closing Date, the Company were to engage in a complete withdrawal (as defined in ERISA section
4203) or partial withdrawal (as defined in ERISA section 4205) from any such multiemployer plan; and (ii) no such multiemployer plan is in reorganization or insolvent (as those terms are defined in ERISA sections 4241 and 4245, respectively).

               (f) With respect to any Company Plan (i) no Claims (other than routine Claims for benefits in the ordinary course) are pending or, to the Parent's knowledge, threatened, (ii) to the Parent's knowledge, no facts or circumstances exist that could give rise to any such Claims, and (iii) no written or oral communication has been received from the Pension Benefit Guaranty Corporation in respect of any Company Plan subject to Title IV of ERISA concerning the funded status of any such plan or any transfer of assets and liabilities from any such plan in connection with the transactions contemplated herein.

               (g) (i) No Company Plan provides for benefits or compensation beyond an employee's termination of employment other than as required by applicable Law and the Company has no liability with the respect to any such Company Plan, (ii) no payments to employees in connection with the transactions contemplated hereby will constitute excess parachute payments with the meaning of Section 280G of the Code, and (iii) no Company Plan provides for the acceleration of any payments or benefits or the making of any extraordinary payments in connection with the transactions contemplated hereby.

         IV.21 Labor and Employment Matters. Except as set forth on Schedule
               ----------------------------                         --------
4.21:
----

               (a) The Company has not entered into or is a party to any collective bargaining agreement, memorandum of understanding or other written document binding on the Company with any labor organization, and the employees are not subject to or covered by any collective bargaining agreement, memorandum of understanding or other written document binding on the Company respecting terms and conditions of employment with respect to an identified group of employees, nor are any such employees, in their capacities as employees, represented by any labor organization.

               (b) There are no Claims, labor disturbances or complaints, by any Governmental Entity, any employee of the Company, or any labor organization or any party or parties representing any of such employees, pending or, to the knowledge of the Parent, threatened, against the Company before any Governmental Entity or other tribunal.

               (c) To the Parent's knowledge, as of the date hereof and for the past three years, there have been and presently there are no organizational efforts made or threatened by or on behalf of any labor organization with respect to the employees of the Company.

               (d) The Company has complied in all material respects with all applicable Laws relating to its employees, the employment of labor, and the safety and health of employees, including, without limitation, all such Laws, rules, regulations and ordinances relating to occupational health and safety discrimination, unemployment, wages, hours, the Family and Medical Leave Act, collective bargaining, and the collection and payment of withholding Taxes and similar Taxes in respect of the business of the Company (collectively, "Labor
                                                                        -----
Laws"). As of the date hereof, there are no unfair labor practice Claims,
----
charges or complaints pending against the Company involving employees now or previously employed by the Company, and there are no other Claims, changes or complaints of any kind (whether pending before a court or an administrative agency) or any threatened Claim, charge or complaint asserting any claim against the Company for violation of any Federal or State law protecting employees (including, without limitation, any laws prohibiting discrimination in employment), or any Claims by any former or current employee pending or threatened against the Company alleging wrongful discharge, breach of employment contract, defamation, invasion of privacy, intentional infliction of emotional distress or otherwise asserting any statutory or non-statutory Claim.

         IV.22 Operations of the Company. Except as set forth on Schedule 4.22,
               -------------------------                         -------------
since the Financial Statement Date the Company has not:

               (a) other than forgiveness of inter-company debt and receivables between the Company and the Parent, declared or paid any dividends or declared or made any other distributions of any kind to its direct and indirect shareholders, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares of its capital stock;

               (b) except for short-term bank borrowings in the ordinary course of business, incurred any indebtedness for borrowed money;

               (c) other than pursuant to cash sweeps in the ordinary course of business and consistent with past practices, reduced its cash or short-term investments or their equivalent, other than to meet cash needs arising in the ordinary course of business, consistent with past practices;

               (d) waived any material right under any Scheduled Contract or other agreement of the type required to be set forth on any Schedule;


               (e) made any change in its accounting methods or practices or made any change in depreciation or amortization policies or rates adopted by it;

               (f) materially changed any of its business policies, including, but not limited to, advertising, investment, marketing, pricing, purchasing, production, personnel, sales, returns, budget or product acquisition policies;

               (g) made any loan or advance to any of its shareholder, officers, directors, employees, consultants, agents or other representatives (other than travel advances made in the ordinary course of business), or made any other loan or advance otherwise than in the ordinary course of business;

               (h) except for inventory or equipment in the ordinary course of business, sold, abandoned or made any other disposition of any of its properties or assets or made any acquisition of all or any part of the properties, capital stock or business of any other person;

               (i) paid, directly or indirectly, any of its material Liabilities before the same became due in accordance with its terms or otherwise than in the ordinary course of business;

               (j) terminated or failed to renew, or received any written threat (that was not subsequently withdrawn) to terminate or fail to renew, any Scheduled Contract or other agreement that is or was material to the Condition of the Companies;

               (k) amended its Certificate of Incorporation or By-laws (or comparable instruments) or merged with or into or consolidated with any other person, subdivided or in any way reclassified any shares of its capital stock or changed or agreed to change in any manner the rights of its outstanding capital stock or the character of its business; or

               (l) engaged in any other material transaction other than in the ordinary course of business.

         IV.23 Insurance. Schedule 4.23 lists all material insurance policies
               ---------  -------------
held by or on behalf of the Company, with the effective date and coverage amounts indicated thereon. Except as set forth on Schedule 4.23, (i) such
                                                  -------------
policies and binders are valid and enforceable in accordance with their terms and are in full force and effect for periods through the Closing and (ii) no premiums or charges arising out of pre-Closing occurrences will be assessed post-Closing.

         IV.24 Potential Conflicts of Interest. Except as set forth on Schedule
               -------------------------------                         --------
4.24, neither of (a) the Parent, (b) any officer, director or affiliate of the
----
Parent or the Company, (c) any relative or spouse (or relative of such spouse) of any such officer, director or affiliate nor (d) any entity controlled by one or more of the foregoing:

               (i) to the Parent's knowledge, owns, directly or indirectly, in whole or in part, any property that the Company uses in the conduct of its business; or

               (ii) to the Parent's knowledge, has any Claim whatsoever against, or owes any amount to, the Company, except for claims in the ordinary course of business such as for accrued vacation pay, salary, accrued benefits under benefit plans, reimbursement of expenses (pursuant to the Company's reimbursement policy), similar matters and agreements existing on the date hereof and intercompany balances which will be forgiven prior to Closing.

         IV.25 Payments to Officers of the Company. Except as set forth on
               -----------------------------------
Schedule 4.25, no employee, officer or director of the Company is entitled to
-------------
receive any amount from the Parent or the Company (pursuant to written contract or otherwise) other than in the ordinary course of business, such as for accrued vacation pay, salary, accrued benefits under benefit plans, reimbursement of expenses (pursuant to the Company's reimbursement policy) and similar matters and agreements existing on the date hereof.

         IV.26 Finders and Investment Bankers. The Company has not employed any
               ------------------------------
investment banker, business consultant, financial adviser, broker or finder in connection with the transactions contemplated by this Agreement or incurred any liability, fees or commissions for such services.

         IV.27 Full Disclosure. All documents, contracts, instruments,
               ---------------
certificates, notices, consents, affidavits, letters and statements referred to on Schedules to this Agreement (collectively, "Documents") delivered by or on
                                               ---------
behalf of the Parent in connection with this Agreement and the transactions contemplated hereby are true, complete and authentic. No representation or warranty of the Parent contained in this Agreement or information set forth on Schedules hereto contains an untrue statement of a material fact or fails to state or omits a material fact required to be stated therein or necessary to make the statements made, in the context in which made, not materially false or misleading.


                                    ARTICLE V

              REPRESENTATIONS AND WARRANTIES OF THE BUYER AND CMEP

         Each of the Buyer and CM Equity Partners, L.P., a Delaware limited partnership ("CMEP"), represents and warrants, jointly and severally, to the Parent as follows:

           V.1 Organization. The Buyer is duly organized, validly existing and
               ------------
in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Buyer is duly qualified or licensed to do business and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that, individually or in the aggregate, would not be reasonably likely to result in a material adverse effect on the Buyer.

           V.2 Authority; Non-Contravention. The Buyer has the full legal right,
               ----------------------------
power and authority required to enter into, execute and deliver this Agreement and each and every agreement and instrument contemplated hereby to which it is or will be a party and to perform fully its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Buyer required to perform such actions. This Agreement has been duly executed and delivered by the Buyer and on the Closing Date, the other Transaction Documents to which the Buyer is a party will be duly executed and delivered by the Buyer and (assuming due execution and delivery hereof by the Parent and the Company) the Transaction Documents will be the valid and binding obligation of the Buyer enforceable against the Buyer in accordance with their respective terms.

         The execution and delivery of this Agreement and the other Transaction Documents by the Buyer, the consummation by the Buyer of the transactions contemplated hereby and thereby and the performance by the Buyer of its obligations under this Agreement and the other Transaction Documents do not (a) violate any provisions of the Buyer's charter documents, (b) require the Buyer to obtain any consent, approval, authorization or action of, or make any filing with or give any notice to, any Governmental Entity or any other person (collectively, "Buyer
                                                                -----
Consents"), except for filings and other applicable requirements under the HSR
--------
Act.

           V.3 Investment Intent. Except for certain of the Purchased Shares
               -----------------
that will be sold to managers and executives of the Company as contemplated by
Section 6.18, the Buyer is purchasing the Purchased Shares for its own account, for investment and not with a view to, or for sale in connection with, any distribution of any of the Purchased Shares. The Buyer acknowledges that the sale of the Purchased Shares has not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws and that such Purchased Shares may only be sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act of 1933, as amended, or under an available exemption therefrom.

           V.4 Pending Claims. There is no pending or, to the knowledge of the
               --------------
Buyer or CMEP, threatened, Claims to enjoin or otherwise restrain or prevent the consummation of the transactions contemplated by this Agreement or which would be reasonably likely to affect the Buyer's ability to consummate the transactions contemplated hereby.

           V.5 Finders and Investment Bankers. Neither the Buyer nor CMEP has
               ------------------------------
employed any investment banker, business consultant, financial advisor, broker or finder in connection with the transactions contemplated by this Agreement or incurred any liability for any investment banking, business consultancy, financial advisory, brokerage or finders' fees or commissions in connection with the transactions contemplated hereby.

           V.6 Premerger Notification. The Buyer (or its ultimate parent
               ----------------------
entities) has filed notification and report forms with respect to the transactions contemplated hereby in compliance with the HSR Act.

           V.7 Access. The Buyer has received and reviewed the audited Financial
               ------
Statements and is acquainted with the Company. The Buyer and its affiliates have been given access to the books, records, contracts, and employees of the Company, and have been given the opportunity to meet with officers and other representatives of the Parent and the Company for the purpose of investigating and obtaining information regarding the Company's operations and legal affairs. However, no investigation by the Buyer shall diminish or obviate any of the representations, warranties, covenants or agreements of the Parent contained in this Agreement.

           V.8 Post-Closing Capital Structure of the Company. Immediately
               ---------------------------------------------
following the Closing Date, the Company's authorized and outstanding capital stock shall be as set forth on Schedule 5.8. Immediately following the Closing Date, the Existing Shares retained by Parent shall represent not less than 10% of the aggregate voting power of the outstanding capital stock of the Company and shall have terms and conditions, and be subject to agreements, equivalent to those applicable to the Redeemed Shares and the Purchased Shares.

           V.9 Tax Status. The Buyer, a limited liability company, has elected
               ----------
to be classified as a corporation pursuant to Regulation ss. 301.7701-3(c), or will so elect prior to the Closing Date, and such election shall be in effect as of the Closing Date, and shall not be terminated or revoked by action prior to or on or after the Closing Date.

that has the effect of changing the Buyer's classification as a corporation as of the Closing Date.


                                   ARTICLE VI

                            COVENANTS AND AGREEMENTS

          VI.1 Conduct of Business. From the date hereof through the Closing
               -------------------
Date, the Parent agrees that it shall:

               (a) cause the Company to conduct its businesses in the ordinary course and consistent with past practice, including, without limitation, the management of its outstanding accounts receivable, unbilled revenue and other current assets, its accounts payable (including, but not limited to, salaries and wages) its accrued liabilities (including, but not limited to, accruals for management incentive bonus payments) and its financial statements and accounts so that such statements and accounts are consistent with prior practice and prior accounting policies and, without the prior written consent of the Buyer, it shall not undertake any of the actions specified in Section 4.22;

               (b) cause the Company to conduct its businesses in a manner such that the representations and warranties contained in Article IV shall continue to be true and correct on and as of the Closing Date as if made on and as of the Closing Date; and

               (c) conduct its affairs in a manner such that the representations and warranties contained in Article III shall continue to be true and correct on and as of the Closing Date as if made on and as of the Closing Date.

         The Parent shall give the Buyer prompt notice of any event, condition or circumstance occurring from the date hereof through the Closing Date that would constitute a violation or breach of (a) any representation or warranty, whether made as of the date hereof or as of the Closing Date, or (b) any covenant of the Parent contained in this Agreement.

          VI.2 Corporate Examinations and Investigations. Prior to the
               -----------------------------------------
Closing Date, the Parent agrees that the Buyer shall be entitled, through its employees and representatives, which may include an environmental survey firm (which may be ICF Kaiser's EF&M Group), Paul, Weiss, Rifkind, Wharton & Garrison, Averstar, Inc. and Grant Thornton LLP, (collectively, the "Representatives"), to make such investigation of the properties, businesses and
 ---------------
operations of the Company, and such examination of the books, records and financial condition of the Company, as it wishes. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and the Parent shall, and shall cause the Company to, cooperate fully therein. No investigation by the Buyer shall diminish or obviate any of the representations, warranties, covenants or agreements of the Parent contained in this Agreement. In order that the Buyer may have full opportunity to make such physical, business, accounting and legal review, examination or investigation as it may wish of the affairs of the Company, the Parent shall make available and shall cause the Company to make available to the Representatives during such period all such information and copies of documents concerning the affairs of the Company as the Representatives may reasonably request, shall permit the Representatives access to the properties of the Company and all parts thereof including access for the purpose of conducting sampling of the air, soil, surface water and groundwater and shall cause their officers, employees, consultants, agents, accountants and attorneys to cooperate fully with the Representatives in connection with such review and examination. The Parent shall make available and shall cause the Company to make available to the Representatives during such period all reports, assessments, audits, reviews, plans, analyses and other documents or correspondence in the possession or control of the Parent or the Company relating to the condition of the environment, the effect of the operations of the Company or any on the environment or the compliance of the Company with Environmental Laws. The Company shall bear the cost of any environmental due diligence survey requested by the Buyer or a Lender.

         If this Agreement terminates, (a) the Buyer shall keep confidential and shall not use in any manner any information or documents obtained from the Company concerning its properties, businesses and operations, unless (i) use or disclosure of such information or documents shall be required by applicable Law or Order of any Governmental Entity, (ii) use or disclosure of such information or documents is reasonably required in connection with any Claim against or involving the Buyer or (iii) such information or documents are readily ascertainable from public or published information or trade sources (other than information known generally to the public as a result of a violation of this
Section 6.2) or are already known or subsequently developed by the Buyer independently of any investigation of the Company; and (b) any documents obtained from the Company and all copies thereof shall be returned.

          VI.3 Expenses. Except as otherwise specifically provided herein, the
               --------
parties to this Agreement shall bear their respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel and accountants. Notwithstanding the preceding sentence, prior to Closing, the Parent and the Buyer shall share equally the cost of filing pre-merger notification under the HSR Act. At Closing or if this Agreement is terminated in accordance with Article 9, the Company shall reimburse the Parent for such cost.

          VI.4 Required Consents. The Parent shall, prior to the Closing,
               -----------------
obtain or make, at its sole expense, all Parent Consents, and Company Consents and undertake all actions, incur all expenses, costs and obligations and provide all bonds, guarantees or other financial instruments required pursuant to the Parent Consents and the Company Consents.

          VI.5 Permit Transfers. The Parent shall, at and as of the Closing,
               ----------------
use its best efforts to cooperate with and assist the Company to cause the transfer, reissuance or modification of any Permits (including any Permits issued pursuant to Environmental Laws) to the extent that such cooperation or assistance is required to cause the Permits to remain in full force and effect in the possession of the Company, as the case may be, after the Closing.

          VI.6 Further Assurances. Each of the parties shall execute such
               ------------------
documents and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby or by the Transaction Documents.

           VI.7 Public Announcements. Prior to Closing, except as may be
                --------------------
required by applicable Law, none of the parties hereto shall issue a press release or public announcement or otherwise make any public disclosure concerning this Agreement or the transactions contemplated hereby or the business and financial affairs of the Company, without prior approval by the other party hereto. If any public announcement is required by Law to be made by any party hereto, prior to making such announcement such party will deliver a draft of such announcement to the other party for its approval, which approval shall not be unreasonably withheld.

          VI.8 Reasonable Efforts; Additional Actions. Upon the terms and
               --------------------------------------
subject to the conditions of this Agreement, each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all action, and to do or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, including using all reasonable efforts to (a) obtain the Parent Consents and the Company Consents, (b) effect promptly all necessary or appropriate registrations and filings with Governmental Entities, including, without limitation, filings and submissions pursuant to the HSR Act, (c) defend any Claim challenging this Agreement or the consummation of the transactions contemplated hereby and (d) fulfill or cause the fulfillment of the conditions to Closing set forth in Articles VII and VIII.

          VI.9 No Solicitation or Negotiation. The Parent agrees that from and
               ------------------------------
after the date of this Agreement until the earlier to occur of (i) the Closing Date or (ii) the termination of this Agreement under Section 9.1, it will not, directly or indirectly, nor will it permit any officer, director or agent of the Parent, nor any of its affiliates or advisors or any of their respective officers or directors to (a) solicit any proposal or offer from any person (other than the Buyer or its Representatives) relating to the sale of the Existing Shares or the assets of the Company, or any material portion thereof or any financing arrangements related thereto, (b) provide any non-public information to any person (other than the Buyer and the Representatives) for use in preparing any proposal or offer relating to the sale of the Existing Shares or the assets of the Company, or any material portion thereof, or (c) encourage, discuss with, accept, provide information for, approve, assist, respond to or enter into any negotiations regarding any proposal or offer from any person (other than the Buyer) relating to a sale of the Existing Shares or the assets of the Company, or any material portion thereof. The Parent shall advise the Buyer orally and in writing of its receipt of any oral or written notice, discussion or request for information related to any of the foregoing.

         VI.10 Notification. From the date hereof through the Closing Date, the
               ------------
Parent will inform the Buyer orally and in writing of (i) any capital expenditure by the Company in excess of $50,000 or extraordinary expenditures in excess of $25,000 for any single transaction, (ii) any increase in salaries other than in the ordinary course of business, and (iii) any distributions to the Parent or any of its affiliates relating to the Existing Shares other than intercompany transfers and advances made in the ordinary course of the business.

         VI.11 Insurance Coverage for Occurrences Prior to Closing. The
               ---------------------------------------------------
Parent shall provide the Buyer with the benefit of the Parent's insurance coverage for occurrences prior to Closing regardless of when a Claim relating thereto is made. The Parent undertakes to purchase or otherwise provide sufficient insurance so that the

Buyer shall benefit from insurance coverage for occurrences prior to Closing (regardless of when a claim relating thereto is made) as if the insurance policies of the Parent, as in place on the date hereof, continued after the Closing. If, as the result of the consummation of the transactions contemplated by this Agreement, any insurance coverage in respect of the Company is terminated, the Parent shall purchase run-off coverages for such lines of coverage, including without limitation, Directors & Officers insurance and Professional Liability insurance.

         VI.12 Open Bills, Rate, and Contract Retentions.
               -----------------------------------------

               VI.12.1 Open Billings and Rate Issues. The Parent, the Buyer
                       -----------------------------
and the Company agree to fully cooperate in relation to all open billing, direct rate, and indirect rate issues on all contracts for all periods prior to closing relating to the Company's US Government agency customers and/or any non-US Government contract containing a cost based repriceable provision (the "Open
                                                                        ----
Billing and Rate Issues"). The Open Billing and Rate Issues shall include,
-----------------------
without limitation, invoicing for: the annual final direct rates and indirect rates, contract closeouts, incurred cost audits, cost impacts resulting from cost accounting changes, CAS non-compliance audits, FAR non-compliance audits, government civil and criminal investigations, adjustments of any form to direct costs and/or any other audits or investigations arising out of the terms and conditions of any of the Company's Government and/or non-US Government contracts, whether or not such audits or investigations are currently known or in progress. The Parent and the Company shall notify one another of cost disallowances or potential adverse audit findings, and shall consult and reach an advance agreement with respect to coordination of negotiating positions, offers of compromise, or final agreements or settlements. The Parent may, with the prior written approval of the Buyer, which approval shall not be unreasonably withheld, reach compromises, final agreements and/or settlements concerning Open Billing and Rate Issues (the aggregate dollar amount of any such agreements and settlements, including cash offsets or offset equivalents, the "Open Audit Settlements Amount").
                                    -----------------------------
Notwithstanding the foregoing, the Parent shall have the unilateral right, it its own discretion, to reach compromises, final agreements and/or settlements once the Maximum Company Expense Amount (defined below) has been reached, provided, that, the Parent shall provide the Company and the Buyer with seven
--------  ----
days advance notice of any such compromise, settlement or agreement and, in any event, such compromise, settlement or agreement shall not be harmful in the reasonable opinion of the Parent to the Company or to the Company's relationships with its customers. The Parent and the Company agree that with respect to the contracts listed on Schedule 6.12.1, the Company shall, on behalf
                                   ---------------
of the Parent, invoice the client for any direct or indirect rate variance using the final direct or final indirect rates for each year (i) for years prior to 1992, as promptly as is practicable, and (ii) for 1992 and years after 1992, as promptly as is practicable but in no event later than 120 days of such rate being negotiated, for all such contracts and to invoice the client for any final direct and/or final indirect rate issues as may be necessary to close out such contracts. Except as provided elsewhere in this Section 6, the Company shall pay to the Parent the recovery of all cash payments, including the value of any cash offsets or equivalents, to the Company and/or on behalf of the Company from the client arising from or in relation to the Open Billing and Rate Issues ("Billing
                                                                         -------
and Rate Assets") for such contracts. The Parent and the Company shall share
---------------
equally in the expense of any cash payments or related offsets to the client by the Company arising from or in relation to the Open Billing and Rate Issues ("Billing and Rate Liabilities")
  ----------------------------
until such time as the cash payments to such clients incurred by the Company for Billing and Rate Liabilities reach an aggregate of $800,000 (the

"Maximum Company Expense Amount"), provided that, after such Maximum Company
 ------------------------------
Expense Amount is incurred, the Parent shall be obligated to pay all amounts for Billing and Rate Liabilities in excess of the Maximum Company Expense Amount. All amounts of Billing and Rate Liabilities that are to the account of the Parent shall be subject to the indemnity set forth in Section 11.3 (the "Open
                                                                         ----
Billing and Rate Issue Indemnity").
--------------------------------

               VI.12.2 Open Billings and Rate Issue Costs. Upon the request
                       ----------------------------------
of the Parent, the Buyer shall provide Company employees on an hourly basis (plus their reasonable out of pocket expenses) to assist the Parent with the Open Billings and Rate Issues provided that the Parent shall reimburse the Company for the costs of any such Company employees in excess of $150,000 per annum (in respect of man-hours, computed at base-labor rate), and further provided that such additional Company employee or advisor man-hours were incurred with the prior consent of the Parent.

               VI.12.3 Rate Setting. Upon the request of the Buyer, the
                       ------------
Parent shall provide Parent employees on an hourly basis (plus their reasonable out of pocket expenses) to assist the Company in the establishment of the Company's government rates and cost accounting and compliance practices, provided that the Company shall reimburse the Parent for the costs of any such Parent employees in excess of $150,000 per annum (in respect of man-hours, computed at base-labor rate), provided that such additional Parent employee or advisor man-hours were incurred with the prior consent of the Buyer.

         VI.12.4 Contract Retentions. The Parent, the Buyer, and the Company
                 -------------------
agree to fully cooperate in relation to contract retention issues (which shall include retainage issues and rate variance issues) for those contracts listed on
Schedule 6.12.1. provided however, the Company shall consult and obtain Parent's
---------------- ----------------
advance consent with respect to coordination of negotiating positions, offers of compromise, or final agreements or settlements arising from or in relation to Contract retentions. The Parent and the Company agree that the Company shall invoice the client for contract retentions on behalf of the Parent. The Company shall pay to the Parent an amount equal to the aggregate recovery (the "Recovered Amount") of all cash payments, including the value of any cash
 ----------------
offsets or offset equivalents, made to the Company arising from or in relation to contract retention issues, less an amount equal to the Recovered Amount multiplied by the ratio of the lesser of (i) $800,000 or (ii) the portion of the Maximum Company Expense Amount actually incurred as of the date of the Recovered Amount by the Company divided by the total Billing and Rate Liabilities, provided however, that in the event the Company shall have failed to use
----------------
reasonable commercial efforts to cooperate with the Parent in relation to the recovery of such Contract retentions, the Company shall pay to the Parent 100% of such amounts due arising from or in relation to Contract retentions.

         VI.13 Transition Services. The parties acknowledge that the Parent
               -------------------
provides certain services to the Company, which services are more fully described on Schedule 6.13 (the "Corporate Services"). The parties agree that
             -------------       ------------------
the Parent shall continue to provide the Corporate Services to the Company after the Closing under an agreement, a copy of which is attached to this Agreement as Attachment D (the "Transition Services Agreement").
 -----------------------------

         VI.14 Debt and Capital Lease Obligations. At Closing, the Parent shall
               ----------------------------------
assume all of the Indebtedness, if any, outstanding at such date and shall pay such amounts in the ordinary course as the same shall become due and payable pursuant to the terms of such Indebtedness. At Closing, or thereafter, the Parent shall execute and deliver any or all documents and instruments and do all such acts and things as the Buyer may reasonably request to effect the purpose of this Section 6.14.

         VI.15 Company Plans.
               -------------

               (a The ICF Kaiser International, Inc. Retirement Plan, ICF Kaiser International, Inc. Section 401(k) Plan and ICF Kaiser International, Inc. Employee Stock Ownership Plan shall be amended to the extent necessary to (i) make benefits thereunder available to employees of the Company as soon as practicable after the Closing Date, to the extent permitted by applicable law, and (ii) prevent forfeiture of any interest thereunder by any employee of the Company by reason of the transaction contemplated by this Agreement.

               (b The Parent shall make a pro rata contribution to the ICF Kaiser International, Inc. Retirement Plan and a matching contribution to the ICF Kaiser International, Inc. Section 401(k) Plan for any portion of 1999 during which the business of the Company was conducted by the Parent, for employees of the Company who satisfy the requirements for a contribution taking into account employment with the Company and the Parent.

               (c The Parent acknowledges and agrees that it shall pay (i) amounts accrued and unpaid at the Closing Date relating to contributions to the ICF Kaiser International, Inc. Retirement Plan and the ICF Kaiser International, Inc. Section 401(k) Plan for calendar year 1998 and (ii) the amount of the contribution to be made under Section 6.15(b), as such payments fall due.

               (d The Company shall have the right, upon written notice to the Parent at least seven days before the Closing Date, to continue the participation of the Company's employees in one or more Company Plans other than the ICF Kaiser International, Inc. Retirement Plan, the ICF Kaiser International, Inc. Section 401(k) Plan and the ICF Kaiser International, Inc. Employee Stock Ownership Plan for a period from the Closing Date through and including December 31, 1999, provided, that the Company shall reimburse the
                             --------
Parent monthly for the actual cost of coverage of the Company's employees under such Company Plan(s).

        VI.16 Tax Matters. Subject to Section 11.4:
              -----------

               (a The Parent shall be the sole and exclusive agent of the Company in any and all matters relating to the Tax liability of any consolidated, combined or similar group of which the Parent is the common parent or similar entity (the "Parent Consolidated Group") for all consolidated,
                        -------------------------
combined or similar return years in which the Company is or was included in the Parent Consolidated Group. The Parent shall, inter alia, have the right with
                                             ----------
respect to any Parent Consolidated Group returns which it files (i) to determine
(x) the manner in which such returns shall be prepared and filed, including, without limitation, the manner in which any item of income, gain, loss, deduction or credit shall be reported, (y) whether any extensions of the due dates for filing of such returns or of the applicable statutes of limitations may be requested and (z) the elections that will be made by any member of the Parent Consolidated Group, (ii) to file and prosecute any claim for refund, and (iii) to determine whether any refunds, to which the Parent Consolidated Group may be entitled, shall be paid by way of refund or credited against the tax liability of the Parent Consolidated Group. The Company hereby irrevocably appoints the Parent as agent and attorney-in-fact to take such action (including the execution of documents) as the Parent may deem appropriate to effect the foregoing.

               (b The Parent shall have the sole right (but not the obligation), at its sole expense and for its sole benefit, to prepare and file or cause to be prepared and filed any return, report, declaration, form, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof ("Tax Return"), and to
                                                          ----------
prosecute any claim for refund, with respect to any Taxes paid or payable by the Company with respect to periods ending on or prior to the Closing Date.

               (c The Buyer shall file or cause to be filed when due all Tax Returns of the Company for taxable years or periods ending after the Closing Date (including Straddle Periods), after good faith consultation with and consent by the Parent in the case of Straddle Periods (which consent shall not be unreasonably withheld), and shall pay or cause to be paid the Taxes shown to be due on any such return. Upon notification and satisfactory documentation from the Buyer at least fifteen (15) days prior to the due date of such return, the Parent shall pay to the Buyer the

Taxes paid with such return that the Parent is liable for pursuant to Section 11.4(a) of this Agreement.

               (d The Buyer shall have the sole right, at its sole expense and for its sole benefit (except as provided in Section 11.4(f) hereof), to prepare and file any Tax Return, or claim for refund, and to prosecute any claim for refund, with respect to any Taxes paid or payable by the Company with respect to periods ending after the Closing Date.

               (e The Parent and the Buyer shall provide each other with such assistance and documents, without charge and in a timely fashion, as may be reasonably requested by either of them in connection with (i) the preparation of any Tax Return, (ii) the conduct of any hearing, arbitration, suit or proceeding relating to Taxes ("Tax Contest"), or (iii) any other matter that is the subject
                    -----------
of this Agreement. Such assistance shall include, without limitation: (i) the provision on demand of books, records, Tax Returns, documentation or other information relating to any relevant Tax Return ("Tax Data"); (ii) the execution
                                                  --------
of any document that may be necessary or reasonably helpful in connection with the filing of any Tax Return, or in connection with any Tax Contest, including, without limitation, the execution of powers of attorney and extensions of applicable statutes of limitations; and (iii) the use of reasonable efforts to obtain any documentation from any governmental authority or other person that may be necessary or reasonably helpful in connection with the foregoing. Such cooperation shall include, without limitation, making their respective employees and independent auditors reasonably available on a mutually convenient basis for all reasonable purposes, including, without limitation, to provide explanations and background information and to permit the copying of books, records, schedules, workpapers, notices, revenue agent reports, settlement or closing agreements and other documents containing the Tax Data ("Tax Documentation"). If
                                                         -----------------
a third party is retained in connection with any review hereunder, the party retaining such third party shall be responsible for any fees and expenses for such third party.

               (f The Company, each other member of the Parent Consolidated Group, and the Buyer shall retain or cause to be retained the Tax Data, the Tax Documentation, all Tax Returns, schedules and workpapers, and all material records or other documents relating thereto, until one year after the expiration of all applicable statutes of limitations (including any waivers or extensions thereof) with respect to the Taxable periods to which such Tax Returns and other documents relate or until the expiration of any additional period that either the Buyer or the Parent, as the case may be, may reasonably request in writing with respect to specifically designated material records or documents; provided, however, that in the event an audit, examination, investigation or other proceeding has been instituted prior to the expiration date of an applicable statute of limitations, the Tax Data and Tax Documentation relating thereto shall be retained until there is a final determination thereof (and the time for any appeal has expired).

               (g If the Buyer so requests, the Parent will join with the Buyer in making a timely election under Section 338(h)(10) of the Code (and any corresponding elections under state, local or foreign tax law) with respect to the purchase and sale of the stock of the Company hereunder and with respect to each resulting deemed purchase and sale of the stock of any direct or indirect subsidiary of the Company that is eligible for such election other than ICF Inc. (such subsidiaries hereinafter the "Section 338(h)(10) Subsidiaries") (collectively,
                              -------------------------------
the "Section 338(h)(10) Election"). The Buyer and the Parent agree to consult
     ---------------------------
and cooperate in the preparation of any forms or other documents required in order to comply with the applicable Treasury Regulations and any other applicable rules relating to the Section 338(h)(10) Election.

               (h The Buyer will determine and allocate the "modified aggregate deemed sale price" ("MADSP") with respect to the Company, the Section 338(h)(10)
                     -----
Subsidiaries and ICF, Inc. in accordance with Section 338 of the Code and the applicable Treasury Regulations promulgated thereunder (the "Allocation"). The
                                                             ----------
Buyer will forward a draft of the Allocation to the Parent as soon as possible after the Closing but in no event later than 90 days prior to the latest date for filing the Section 338(h)(10) Election. If the Parent agrees with the Allocation, the Parent will notify the Buyer in writing of its agreement to the Allocation. If the Parent disagrees with the Allocation, the Parent will notify the Buyer in writing of its objection(s) to the Allocation and the basis for such objection(s) (an "Objection Notice"). The Buyer and the Parent shall act in
                       ----------------
good faith to resolve any disagreements regarding the Allocation. If the Buyer and the Parent are unable to resolve any disagreement regarding the Allocation within twenty (20) days of the Buyer's receipt of the Parent's Objection Notice, the unresolved disputed item (or items) shall be submitted immediately to an independent qualified appraiser selected by the Buyer and reasonably acceptable to the Parent (the "Appraiser"). The Appraiser will be required to deliver its decision regarding these disputed items to the parties within thirty (30) days of submission and such decision shall be final and binding on all parties. The fees and expenses of the Appraiser will be paid by the party whose position is not upheld. The final Allocation (whether agreed to by the Parties or determined by the Appraiser) will be binding upon the Buyer and the Parent for purposes of allocating the MADSP among the assets of the Company and its subsidiaries, and none of the parties hereto will file, or cause to be filed, any Tax Return with respect to income or franchise Taxes ("Income Taxes"), or take a position with
                                       ------------
any Tax authority with respect to Income Taxes, that is inconsistent with the Allocation, the Section 338(h)(10) Election or the treatment of the Redemption as a transaction in which no gain or loss is realized by the Parent, except as may be required by applicable law or regulations. If the Parent fails to deliver an Objection Notice to the Buyer within thirty (30) days of its receipt of the draft Allocation, the Parent will be deemed to have agreed to the Allocation and the Allocation shall be final and binding with respect to the Parent. Notwithstanding the foregoing, the parties hereto agree that no less than $50 million of the aggregate consideration received by the Parent with respect to the Subsidiaries shall be allocated to the stock of ICF Inc. for purposes of the Allocation, whether agreed to by the Parties or determined by the Appraiser (the "ICF Inc. Minimum Allocation"), and any decision by the Appraiser that is
 ---------------------------
inconsistent with the ICF Inc. Minimum Allocation shall be deemed to be amended in a manner consistent with the ICF Inc. Minimum Allocation.

               VI.17 ICF Trademark. The Parent shall and shall cause all of its
                     -------------
Subsidiaries, within six (6) months after the Closing, to (i) cease all uses of the trademark ICF (the "Mark"), whether used alone or in conjunction with other
                        ----
marks, and the mark ICF KAISER, United States trademark registration numbers 2,128,021 and 2,128,022, and (ii) change its corporate name to a name that does not include the Mark. Upon the expiration of the aforementioned six (6) month period, Parent shall cease all uses of the Mark in any fashion whatsoever. This prohibition of use shall extend to all ICF, ICF-suffixed and ICF-prefixed trademarks, service marks, domain names and trade names and all variations thereof. At the Closing, the Parent and the Company shall enter into a Trademark Assignment, attached hereto as Exhibit A, whereby Parent shall assign to the
                               ---------
Company all of its right, title and interest in the Mark, including all goodwill associated with the Mark.

               VI.18 Adjustments to Receivables. Following the Closing Date, the
                     --------------------------
Company will continue to collect all accounts and notes receivable in the ordinary course of business and in a manner consistent with past practice. The Company shall have no claim for indemnification under this Agreement with respect to any post-closing modification, adjustment or cancellation of accounts or notes receivable of the Company, whether agreed to in order to accelerate the collection of cash or otherwise.

               VI.19 Conduct of Offering. The Buyer plans to offer certain
                     -------------------
members of the management of the Company (the "Management") the opportunity to
                                               ----------
purchase stock in the Buyer. Such offering will be conducted by the Buyer in accordance with all applicable laws, and in a manner that provides notice to all applicable parties and ensures that the Parent is not responsible for, and assumes no liability in connection with, such offering. The materials provided to Management in connection with such offering shall be true and correct in all material respects and shall not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which such statements were made, not misleading.

               VI.20 Redemption of Redeemed Shares. The Buyer shall cause the
                     -----------------------------
Redemption of the Redeemed Shares to be made in accordance with applicable law. Without limiting the generality of the foregoing, the Buyer shall take such steps as are necessary to ensure that the Redemption may be accomplished in compliance with the requirements of the Delaware General Corporation Law.

               VI.21 Capitalization of the Company. CMEP will use reasonable
                     -----------------------------
best efforts to cause the Company to, the Buyer will cause the Company to and the Company agrees that it will, satisfy its liabilities as reflected in the computation of Net Working Capital contained in the Closing Statement contemplated in Section 1.6.1 (as amended if disputed as contemplated in Section 1.6.3), as such liabilities become due. Each of CMEP and the Buyer agree they will not take any steps with respect to the capitalization of the Company following the Closing which, in their reasonable belief, would prevent the Company paying such liabilities or detract from the ability of the Company to pay such liabilities.

               6.22 Continuation of Employees. The parties acknowledge that the
                    -------------------------
employees of the Company and its subsidiaries immediately prior to the Closing, which employees are listed in Schedule 6.22, shall be the employees of the
                              -------------
Company and its subsidiaries immediately after the Closing.

                                   ARTICLE VII

                           CONDITIONS PRECEDENT TO THE
                        OBLIGATION OF THE BUYER TO CLOSE

               The obligation of the Buyer to consummate the transactions contemplated by this Agreement shall be subject, at the option of the Buyer acting in accordance with the provisions of Article IX, to the satisfaction on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Buyer:

               VII.1 Accuracy of Representations and Warranties. The
                     ------------------------------------------
representations and warranties of the Parent contained in this Agreement shall be true on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except to the extent such representations and warranties are expressly made as of an earlier date, in which case such representations and warranties shall be true as of such earlier date. The Buyer shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of the Parent, to the foregoing effect.

               VII.2 Performance of Covenants. The Parent shall have performed
                     ------------------------
and complied with all covenants and agreements required by this Agreement to be performed by it on or prior to the Closing Date. The Buyer shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of the Parent, to the foregoing effect.

               VII.3 Secretary's Certificate. The Buyer shall have received a
                     -----------------------
certificate, dated the Closing Date and signed by the secretary or an assistant secretary of the Parent, certifying, in his or her capacity as an officer of the Parent, the truth and completeness of attached copies of the Company's Certificate of Formation (including amendments thereto) and a certificate of good standing for the Company, dated the date of the Closing, certified by the Secretary of State of its jurisdiction of formation.

               VII.4 HSR Act. The waiting period specified in the HSR Act,
                     -------
including any accelerations or extensions thereof, shall have expired or been terminated.

               VII.5 Preliminary Financials and Preliminary Closing Certificate.
                     ----------------------------------------------------------
The Buyer shall have received from the Parent ten business days prior to Closing the Preliminary Financials and the Preliminary Closing Certificate.

               VII.6 No Claims. Except as set forth on Schedule 4.9, no Claims
                     ---------                         ------------
shall be pending or, to the knowledge of the Buyer, the Company, or the Parent, threatened, before any Governmental Entity (including investigations instituted by the United States Department of Justice or the Federal Trade Commission in connection with antitrust regulations) to restrain or prohibit, or to obtain damages or a discovery order in respect of, this Agreement or the consummation of the transactions contemplated hereby or which has had or may have, in the reasonable judgment of the Buyer, a material adverse effect on the Condition of the Company.

               VII.7 Director Resignations. The Buyer shall have received
                     ---------------------
evidence, in form and substance reasonably satisfactory to it, of (i) the resignation of the members of the board of directors of the Company prior to the consummation of the Redemption and any related borrowing, but in no case later than the Closing Date, (ii) the election of replacement directors designated by Buyer and (iii) the approval by the replacement board of directors of the actions necessary for consummation of the Redemption and any related borrowing.

               VII.8 Escrow Agreement. The Parent and the Escrow Agent shall
                     ----------------
have entered into the Escrow Agreement.

               VII.9 Financing. The Buyer shall have completed the documentation
                     ---------
and obtained the financing upon terms and conditions reasonably satisfactory to the Buyer.

               VII.10 Legal Opinion. The Buyer shall have received from counsel
                      -------------
to the Parent a legal opinion dated the Closing Date, satisfactory in form to the Buyer.

                                  ARTICLE VIII

                           CONDITIONS PRECEDENT TO THE
                        OBLIGATION OF THE PARENT TO CLOSE

               The obligation of the Parent to consummate the transactions contemplated by this Agreement shall be subject, at the option of the Parent acting in accordance with the provisions of Article IX, to the satisfaction of the following conditions, any one or more of which may be waived by the Parent:

               VIII.1 Accuracy of Representations and Warranties. The
                      ------------------------------------------
representations and warranties of the Buyer contained in this Agreement shall be true on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except to the extent such representations and warranties are expressly made as of a earlier date, in which case such representations and warranties shall be true as of such earlier date. The Parent shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of the Buyer, to the foregoing effect.

               VIII.2 Performance of Covenants. The Buyer shall have performed
                      ------------------------
and complied with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date. The Parent shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of the Buyer, to the foregoing effect.

               VIII.3 Escrow Agreement. The Buyer and the Escrow Agent shall
                      ----------------
have entered into the Escrow Agreement.

               VIII.4 No Claims. No Claims shall be pending or, to the knowledge
                      ---------
of the Buyer, the Company, or the Parent, threatened before any Governmental Entity (including investigations instituted by the United States Department of Justice or the Federal Trade Commission in connection with antitrust regulations) to restrain or prohibit, or to obtain damages or a discovery order in respect of, this Agreement or the consummation of the transactions contemplated hereby.

               VIII.5 HSR Act. The waiting period specified in the HSR Act,
                      -------
including any accelerations or extensions thereof, shall have expired or been terminated.

               VIII.6 Legal Opinion. The Parent shall have received from counsel
                      -------------
to the Buyer a legal opinion dated the Closing Date satisfactory in the form to the Parent.

               VIII.7 Director Resignations. The Parent shall have received
                      ---------------------
evidence, in form and substance reasonably satisfactory to it, of (i) the resignation of the members of the board of directors of the Company prior to the consummation of the Redemption and any related borrowing, but in no case later than the Closing Date, (ii) the election of replacement directors designated by Buyer and (iii) the approval by the replacement board of directors of the actions necessary for consummation of the redemption and any related borrowing.

               VIII.8 Capital Structure. The capital structure of the Company
                      -----------------
immediately following the Closing Date, as set forth on Schedule 5.8, shall be acceptable to the Parent.

                                   ARTICLE IX

                            TERMINATION OF AGREEMENT

               IX.1 Termination. This Agreement and the transactions
                    -----------
contemplated by this Agreement may be terminated or abandoned at any time before the Closing Date:

                    (a by mutual consent of the Parent and the Buyer;

                    (b by the Parent, if the Buyer has materially breached any representation, warranty, covenant or agreement contained in this Agreement, which breach cannot be or is not reasonably cured by the Closing Date;

                    (c by the Parent, if the Buyer has breached in any respect any representation, warranty covenant or agreement contained in this Agreement which is qualified by its terms by a reference to materiality or material adverse effect, which breach cannot be or is not reasonably cured by the Closing Date;

                    (d by the Buyer, if the Parent has materially breached any representation, warranty, covenant or agreement contained in this Agreement, which breach cannot be or is not reasonably cured by the Closing Date;

                    (e by the Buyer, if the Parent has breached, in any respect any representation, warranty, covenant or agreement contained in this Agreement which is qualified by its terms by a reference to materiality or material adverse effect, which breach cannot be or is not reasonably cured by the Closing Date; or

                    (f by either the Parent or the Buyer if the Closing shall not have occurred by June 8, 1999, for any reason other than the failure of the party seeking to terminate this Agreement to perform its obligations hereunder.

               IX.2 Survival Upon Termination. If this Agreement terminates
                    -------------------------
pursuant to Section 9.1, this Agreement shall become null and void and have no further force or effect, except that any such termination shall be without prejudice to the rights of any party on account of the nonsatisfaction of the conditions set forth in Articles VII and VIII resulting from the intentional or willful breach or intentional or willful violation of the representations, warranties, covenants or agreements of another party under this Agreement. Notwithstanding anything in this Agreement to the contrary, the last sentence of the first paragraph of Section 6.2, the last paragraph of Section 6.2, Sections 6.3, and 6.7, this Section 9.2 and Article XI shall survive any termination of this Agreement.

                                    ARTICLE X

                                    SURVIVAL

               X.1 Reliance. Notwithstanding any right of the Buyer to
                   --------
investigate fully the affairs of the Company and notwithstanding any knowledge of facts determined or determinable by the Buyer pursuant to such investigation or right of investigation, the Buyer has the right to rely fully upon the representations, warranties, covenants and agreements of the Parent contained in this Agreement or in any Transaction Documents. The Parent makes no representation or warranty to the Buyer except as specifically made in this Agreement. In particular, although the Parent makes no representation or warranty to the Buyer with respect to the certainty or accuracy of any financial projection or forecast delivered by or on behalf of the Parent, the Company or officers of the Company to the Buyer, the Parent prepared such financial projections and forecasts in good faith and has no reason to believe that such financial projections or forecasts are materially incorrect or inaccurate. Notwithstanding this, the Buyer acknowledges that (a) there are uncertainties inherent in attempting to make such projections and forecasts, (b) it is familiar with such uncertainties, and (c) it is taking full responsibility for making its own evaluation of the adequacy of all such projections and forecasts so furnished to it.

               X.2 Survival. All representations, warranties, covenants and
                   --------
agreements contained herein shall survive the execution and delivery of this Agreement and the Closing hereunder. All representations and warranties shall expire and be of no further force or effect after April 15, 2001 (except for any Claim based on, or arising out of the matters represented or warranted therein of which the Buyer or the Parent, as the case may be, shall have given written notice to the other party prior to such second anniversary); provided that, the
                                                             -------- ----
representations and warranties contained in Sections 3.1, 3.2, 3.3, 3.4, 3.6, and 4.1, 4.5, 4.6, 4.10, and 5.1, 5.2, 5.4, 5.5 and 5.6 shall survive without limitation, and provided further that the representations and warranties
                -------- ------- ----
contained Sections 4.18, 4.19, and 4.20 shall survive the execution and delivery of this Agreement and the Closing hereunder until the later of (a) the second anniversary of the Closing or (b) the termination of the applicable statute of limitations with respect to any Claim based on, or arising out of, the matters represented or warranted therein after which they shall expire and be of no further force or effect (except for any Claim based on, or arising out of the matters represented or warranted therein of which the Buyer shall have given written notice to the Parent prior to such second anniversary or the termination of such statute of limitations, as applicable).

                                   ARTICLE XI

                                 INDEMNIFICATION

               XI.1 General Parent Indemnity. Subject to the limitations
                    ------------------------
contained in Article X and Section 11.7, the Parent agrees to indemnify, defend and hold harmless the Buyer (and its employees, affiliates, controlling persons, successors and assigns) and, after the Closing of the transactions contemplated hereby, the Company, from and against all Claims (including, without limitation, any Claims brought by a third party, the Parent, any equity holder of the Parent other than persons employed by the Parent as of the date hereof in the business that will at the Closing Date be the business of the Company, or derivative actions brought by any equity holder of the Buyer, any person claiming through or in the name of any of such persons; legal, administrative or other actions, proceedings or investigations (whether formal or informal) or written threats thereof), losses, liabilities, damages, deficiencies, judgments, assessments, fines, settlements, costs or expenses (including interest, penalties and fees, expenses and disbursements of attorneys, experts, personnel and consultants incurred by an indemnified party in any action or proceeding between an indemnifying party and an indemnified party or between an indemnified party and any third party, or otherwise) (after deduction of the amount of any insurance proceeds recoverable and net of any Tax benefit) ("Losses") based upon, arising
                                                   ------
out of or otherwise in respect of:

                    (a any misrepresentation or any breach of any representation, warranty, covenant or agreement of the Parent contained in this Agreement or in any other Transaction Document delivered by the Parent pursuant to this Agreement;

                    (b the Parent Consents or the Company Consents; and

                    (c actions taken by the Parent after the Closing Date which are inconsistent with its obligations as contemplated by the Transaction Documents; provided, however, that the Parent's indemnity with respect to Taxes, including any indemnity arising out of any misrepresentation or any breach of any representation or warranty contained in Section 4.18, shall be governed solely by Section 11.4 hereof.

               XI.2 General Buyer Indemnity, CMEP Indemnity and Company
                    ---------------------------------------------------
Indemnity.
----------

                    (a Subject to the limitations contained in Article X, the Buyer agrees to indemnify, defend and hold harmless the Parent from and against all Claims (including, without limitation, any Claims brought by a third party, the Buyer, the Company, CMEP, any equity holder of the Buyer, or derivative actions brought by any equity holder of the Parent, any person claiming through or in the name of any of such persons; legal, administrative or other actions, proceedings or investigations (whether formal or informal) or written threats thereof) and Losses based upon, arising out of or otherwise in respect of any inaccuracy in or any breach of any representation, warranty, covenant or agreement of the Buyer or the Company (in the case of the Company, except for periods prior to Closing) contained in this Agreement or in any other Transaction Document delivered by the Buyer or the Company, as the case may be, pursuant to this Agreement or Losses incurred by the Parent arising out of actions taken by the Company after the Closing Date other than actions pursuant to, or contemplated by, the Transaction Documents; provided, however, that the Parent's
                                            --------  -------
indemnity with respect to Taxes shall be governed solely by Section 11.4 hereof.

                    (b Subject to the limitations contained in Article X, CMEP agrees to indemnify, defend and hold harmless the Parent from and against all Claims (including, without limitation, any Claims brought by a third party, the Buyer, the Company, CMEP, any equity holder of the Buyer, or derivative actions brought by any equity holder of the Parent, any person claiming through or in the name of any of such persons; legal, administrative or other actions, proceedings or investigations (whether formal or informal) or written threats thereof) and Losses based upon, arising out of or otherwise in respect of any inaccuracy in or any breach of (i) any representation, warranty, covenant or agreement (in the case of any such covenant or agreement, only with respect to the period through Closing) of the Buyer contained in this Agreement or any of the Transaction Documents and (ii) any representation, warranty, covenant or agreement of CMEP contained in this Agreement.

                    (c Subject to the limitations contained in Article X, the Company agrees to indemnify, defend and hold harmless the Parent from and against all Claims (including, without limitation, any Claims brought by a third party, the Buyer, the Company, CMEP, or derivative actions brought by any equity holder of the Parent, any person claiming through or in the name of any of such persons; legal, administrative or other actions, proceedings or investigations (whether formal or informal) or written threats thereof) and Losses based upon, arising out of or otherwise in respect of any inaccuracy in or any breach of any representations, warranty, covenant or agreement of the Company, except for periods prior to Closing, contained in this Agreement or in any other Transaction Document delivered by the Company pursuant to this Agreement or Losses incurred by the Parent arising out of actions taken by the Company after the Closing Date other than actions pursuant to, or contemplated by, the Transaction Documents; provided, however,
                                                            -----------------
that the Parent's indemnity with respect to Taxes shall be governed solely by
Section 11.4 hereof.

               XI.3 Open Billing and Rate Issue Indemnity. The Parent agrees to
                    -------------------------------------
hold the Buyer and its affiliates (including, after the Closing, the Company) harmless from, and bear the liability for and indemnify them against, Losses (each an "Open Audit Loss") incurred, arising out of, or otherwise in respect
          ---------------
of, any Audit Liabilities and Open Audit Expenses for the account of the Parent under Section 6.12.

               XI.4 General Tax Indemnity.
                    ---------------------

                    (a Except as set forth in Section 11.10 hereof, the Parent hereby agrees to bear the liability for and indemnify the Buyer and its affiliates (including the Company after the Closing Date) against and hold them harmless from (i) all Tax liability of the Company attributable to Taxable periods or portions thereof ending on or before the Closing Date, except to the extent that any such Tax is attributable to an audit adjustment that results in an increase in the Taxable income of the Company for any such period and a correlative decrease in such Taxable income in a later Taxable period beginning after the Closing Date; (ii) all Losses incurred based upon, arising out of or otherwise in respect of any inaccuracy in, or any breach of, any representation, warranty, covenant or agreement of the Parent set forth in Section 4.18 of this Agreement; and (iii) all liability for Taxes of any other member of the affiliated group (within the meaning of section 1504(a) of the Code) of which the Parent is a member or any other consolidated combined or unitary group of which the Company was a member at any time through and including the Closing Date pursuant to any provision of joint and several liability including, without limitation, Treas. Reg. ss. 1.1502-6 and ss. 1.1502-78, and any corresponding provision of state law. Notwithstanding anything to the contrary in this Agreement, the Parent shall have no obligation to indemnify the Buyer or the Company with respect to Taxes arising out of any election pursuant to Section 338 of the Code (other than pursuant to Section 338(h)(10) of the Code), or any similar provision of state, local, provincial or foreign law.

                    (b The Buyer hereby agrees to bear the liability for and indemnify the Parent and its affiliates and hold them harmless from any liability for Taxes of the Company for which the Parent is not required to indemnify the Buyer pursuant to Section 11.4(a).

                    (c In the case of any Taxable period beginning on or before the Closing Date and ending after the Closing Date (a "Straddle Period"), for
                                                       ---------------
purposes of the indemnification obligations set forth in Sections 11.4(a) and 11.4(b), Taxes attributable to such period shall be allocated between the portion of such period that ends on the Closing Date and the portion that begins after the Closing Date based on a deemed closing of the books.

                    (d If the Buyer or the Company becomes aware of any assessment, official inquiry, examination or proceeding that could give rise to an official determination with respect to Taxes for any period or portion thereof ending on or before the Closing Date, the Buyer or the Company shall promptly so notify the Parent in writing. If the Parent becomes aware of any assessment, official inquiry, examination or proceeding that could result in an official determination with respect to Taxes due or payable by the Buyer or the Company, the Parent shall promptly so notify the Buyer in writing.

                    (e Subject to paragraph (f) below, the Parent shall have the right, at the Parent's expense, to conduct the contest and/or settlement of any issue raised in an official inquiry, examination or proceeding that could give rise to an official determination with respect to any Taxes for which the Parent has an indemnification obligation pursuant to Section 11.4(a). The Buyer shall cooperate with the Parent, as the Parent may reasonably request, in any such official inquiry, examination or proceeding. Subject to paragraph (f) below, any contest and/or settlement of any issue raised in an official inquiry, examination or proceeding that could result in an official determination with respect to Taxes due or payable that relate to a Straddle Period shall be conducted jointly by the Buyer and the Parent, and a settlement (at the administrative level or during the course of judicial proceedings) with respect to an issue relating to a Straddle Period may only be entered into with the consent of the person or persons liable for paying the Tax liability associated with such issue. Any contest and/or settlement of any issue raised in an official inquiry, examination or proceeding that could result in an official determination with respect to Taxes for periods beginning after the Closing Date shall be conducted by the Buyer.

                    (f If any Tax authority raises the issue subject to indemnification pursuant to Section 11.10 (the "Redemption Issue"), whether in
                                                ----------------
writing or orally, with the Parent (or any successor to the Parent), the Parent (or such successor) shall decline to engage in a substantive discussion of the Redemption Issue, and shall, within 30 days of such initial contact with such Tax authority with respect to the Redemption Issue, notify the Buyer of such contact. If the Parent engages in a substantive discussion of the Redemption Issue, the Buyer's indemnification obligation pursuant to Section 11.10 of this Agreement shall be reduced to the extent and only to the extent such substantive discussion has a material adverse effect on the resolution of the Redemption Issue. After such notification, the Buyer shall have the exclusive right and responsibility, at the Buyer's expense, to address such issue on behalf of the Parent at all conferences and in all dealings with any taxing authority and shall have the exclusive right and responsibility, at the Buyer's expense, to conduct the contest and/or settlement of such issue. If the Buyer chooses to litigate the Redemption Issue in a forum that would require the Parent to pre-pay any Taxes (a "Refund Forum"), the Buyer will pre-pay any Taxes with respect to the Redemption Issue, and will receive any refund of such pre-paid Taxes. If the Redemption Issue is not severed from all other issues for the relevant taxable year or period, the Buyer will not choose a Refund Forum if litigation in such forum would require the Parent to pre-pay any material amount of Taxes. If the Parent chooses to litigate any liability for Taxes in a Refund Forum with respect to a taxable year or period that includes the Redemption Issue, and the Redemption Issue is not severed in such litigation, the Parent will pre-pay all Taxes required to be pre-paid in order to litigate in such forum, including Taxes with respect to the Redemption Issue, and will receive any refund of such pre-paid Taxes. If, prior to entering into a settlement of the Redemption Issue in any such inquiry, examination or proceeding, the Buyer confirms in writing to the Parent that, pursuant to Section 11.10, the Buyer bears the responsibility for any liability for Taxes with respect to such settlement and attaches to such writing any closing agreement, stipulation, settlement agreement or other documentation embodying the basis for such settlement, the Buyer may enter into a settlement of the Redemption Issue in its sole discretion without the consent of the Parent. In any other circumstance, the Buyer may settle the Redemption Issue only with the prior written consent of the Parent. The Buyer shall take no action that would interfere with or prevent the Parent from severing the Redemption Issue from other issues in any such inquiry, examination or proceeding.

                    (g Any refunds or credits of income Taxes of the Company, plus interest paid thereon, with respect to Taxable periods or portions thereof ending on or before the Closing Date shall be for the account of the Parent. The Buyer shall cause the Company promptly to forward to, or to reimburse the Parent for, any such refunds or credits due the Parent after receipt thereof. The Parent, the Buyer and the Company shall each reasonably cooperate with the others as requested in making such filings as may be necessary and appropriate to seek any such refunds or credits.

                    (h In the event the Buyer causes or permits the Company to sell assets on the Closing Date (other than a deemed sale of assets pursuant to an election under Section 338(h)(10) of the Code) or take any other actions not in the ordinary course of business that would otherwise result in the reporting of income on the Parent's consolidated return pursuant to Treas. Reg. ss. 1.1502-76(b)(1)(ii), the

Buyer agrees that such income should be reported on the Buyer's consolidated return pursuant to the "next day" rule of Treas. Reg. ss.
1.1502-76(b)(1)(ii)(B). If the Parent incurs any liability for Taxes because of such actions, the Buyer agrees to indemnify the Parent for such liability.

               XI.5 Claims Indemnity. The Parent agrees to hold the Buyer and
                    ----------------
its affiliates (including, after the Closing, the Company) harmless from, bear the liability for and indemnify them against, Losses (collectively "Claims
                                                                    ------
Losses") incurred, arising out of, or otherwise in respect of, the facts or
------
state of events described on Schedule 11.5.
                             -------------

               XI.6 Notice and Opportunity to Defend.
                    --------------------------------

                    XI.6.1 Notice of Asserted Liability. The party entitled to
                           ----------------------------
indemnification under this Article XI is referred to as the "Indemnitee," and
                                                             ----------
the party obligated under this Article XI to provide such indemnification is referred to as the "Indemnifying Party." All claims by any Indemnitee under this
                    ------------------
Article XI shall be asserted and resolved as follows: Promptly after receipt by the Indemnitee of notice of any Claim or circumstances which, with the lapse of time, would or might give rise to a Claim or the commencement (or threatened commencement) of a Claim including any action, proceeding or investigation (an "Asserted Liability") that may result in a Loss, the Indemnitee shall give
 ------------------
notice thereof (the "Claims Notice") to the Indemnifying Party. The Claims
                     -------------
Notice shall describe the Asserted Liability in reasonable detail including, if known, the facts constituting the basis for such Asserted Liability, and shall indicate the amount (estimated, if necessary and to the extent feasible) of the Loss that has been or may be suffered by the Indemnitee. The omission of an Indemnitee to deliver a Claims Notice to the Indemnifying Party shall not relieve the Indemnifying Party of any liability hereunder unless and only to the extent that such omission results in the Indemnifying Party's forfeiture of substantive rights or defenses.

                    XI.6.2 Opportunity to Defend.
                           ---------------------

                           (a Subject to Section 11.6.2(b), the Indemnifying
Party may elect to compromise or defend, at its own expense and by its own counsel, any Asserted Liability. If the Indemnifying Party elects to compromise or defend such Asserted Liability, it shall within thirty (30) days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate, at the expense of the Indemnifying Party, in the compromise of, or defense against, such Asserted Liability. If the Indemnifying Party elects not to compromise or defend the Asserted Liability, fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement, the Indemnitee may pay, compromise or defend such Asserted Liability. Notwithstanding the foregoing, neither the Indemnifying Party nor the Indemnitee may settle or compromise any Asserted Liability over the objection of the other; provided, however, that such consent to settlement or compromise shall not be
--------  -------
unreasonably withheld. In any event, the Indemnitee and the Indemnifying Party may participate, at their own expense, in the defense of such Asserted Liability. If the Indemnifying Party chooses to defend any Asserted Liability, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense. Notwithstanding the foregoing, in any Claim in which both the Indemnifying Party, on the one hand, and the Indemnitee, on the other hand, are, or are reasonably likely to become, a party, such Indemnitee shall have the right to employ separate counsel at the expense of the Indemnifying Party and to control its own defense of such Claim if, in the reasonable opinion of counsel to such Indemnitee, a conflict or potential conflict exists between the Indemnifying Party, on the one hand, and such Indemnitee, on the other hand, that would make such separate representation advisable in accordance with customary standards of professional conduct.

                           (b Notwithstanding anything to the contrary in
Section 11.6.2(a), in the case of any Asserted Liability relating to an Open Audit, the Parent shall have the exclusive right to defend any such Asserted Liability, subject to the duty of the Parent to consult with the Buyer and its attorneys in connection with such defense and provided that no such Asserted
                                              -------- ----
Liability shall be compromised or settled by the Parent without the prior consent of the Buyer, which consent shall not be unreasonably withheld. The Buyer shall have the right to recommend in good faith to the Parent proposals to compromise or settle Asserted Liabilities brought by a customer, and the Buyer agrees to present such proposed compromises or settlements to such customer if the Parent concurs.

                           (c The parties agree to cooperate fully with one
another in the defense, compromise or settlement of any Asserted Liability.

                    XI.6.3 Tax Controversies. The provisions of this Section
                           -----------------
11.6 shall not apply to matters that are subject to Sections 11.4 and 11.10.

              XI.7 Limitations on Indemnification.
                   ------------------------------

                    (a The Parent shall not be obligated to pay any amounts for indemnification under Section 11.1 for breach of representations and warranties, except those based upon, arising out of or otherwise in respect of Sections 3.1, 3.2, 3.3, 3.4, 3.6, 4.1, 4.5, 4.6, 6.15(b) and 6.15(c) (the "General Basket
                                                             --------------
Exclusions"), until the aggregate of claims for such indemnification equals
----------
$550,000 (the "General Basket Amount"), whereupon the Parent shall be obligated
               ---------------------
to pay all amounts for such indemnification in excess of $300,000.

                    (b The Parent shall be obligated to pay any amounts for indemnification based on the General Basket Exclusions (in accordance with their liability as set forth in Section 11.1) without regard to the individual or aggregate amounts thereof and without regard to whether all other indemnification payments shall have exceeded, in the aggregate, the General Basket Amount payments under Section 11.7(a).

                    (c The Parent shall not be obligated to make any payment for indemnification under Section 11.1 in respect of representations and warranties other than the General Basket Exclusions in excess of 20% of the Aggregate Value (as adjusted pursuant to the Post Closing Adjustment).

               XI.8 Other Indemnification Procedures; Payments from Escrow.
                    ------------------------------------------------------

                    XI.8.1 The amount of any payment to an Indemnitee from an Indemnifying Party in respect of any Loss shall be of sufficient amount to make such Indemnitee whole.

               XI.8.2 Subject to any relevant limitations in Section 11.7, payments for claims made by the Buyer or the Company against the Parent under this Article XI shall:

                      (a) first, be paid from the Escrow Cash held in the Escrow Account, until the balance of such Escrow Account falls to zero;

                      (b) second, be levied against any interest payments due but unpaid on the Escrow Parent Note, until the aggregate amount of such unpaid interest falls to zero;

                      (c) third, be levied against the outstanding principal amount of the Escrow Parent Note, until such outstanding principal amount falls to zero;

                      (d) fourth, be levied against any interest payments due but unpaid on the Non-Escrow Parent Note, until the aggregate amount of such unpaid interest falls to zero;

                      (e) fifth, if such amount is to be levied prior to April 15, 2001 or completion of calendar year 2000 final audit, whichever is earlier, be levied against the outstanding principal amount of the Non-Escrow Parent Note, until such outstanding principal amount falls to zero; and

                      (f) sixth, be paid by the Parent in cash, as set forth under Section 11.8.4.

               XI.8.3 In connection with the obligation of the Indemnifying Party to indemnify for expenses as set forth in this Article XI, the Indemnifying Party shall, subject to Section 11.8.2, upon presentation of appropriate invoices containing reasonable detail, reimburse an Indemnitee for all such expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnitee in any action between the Indemnifying Party and the Indemnitee or between the Indemnitee and any third party or otherwise) as they are incurred by such Indemnitee; provided that if an Indemnitee is reimbursed hereunder for any
                 --------
expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Losses in question resulted primarily from the willful misconduct or gross negligence of such Indemnitee.

               XI.8.4 All payments or adjustments due under this Section 11.8 shall, subject to Section 11.8.2, be paid by delivery of a certified or official bank check to the address of the Indemnitee as listed in Section 12.4 or by wire transfer of immediately available funds to an account of the Indemnitee at a financial institution in accordance with such instructions as such Indemnitee may hereafter provide.

               XI.8.5 Except for causes of action which arise from fraud or willful misconduct, or are subject to indemnification under this Article 11, the right of each party hereto to assert indemnification claims and receive indemnification payments pursuant to this Article 11 shall be the sole and exclusive right and remedy exercisable by such party with respect to any breach by the other party hereto of any representation, warranty or covenant.

                 XI.9 Subrogation. To the extent that the Indemnifying Party
                      -----------
makes or is required to make any indemnification payment to the Indemnitee, the Indemnifying Party shall be entitled to exercise, and shall be subrogated to, any rights and remedies (including rights of indemnity, rights of contribution and other rights of recovery) that the Indemnitee or any of the Indemnitee's affiliates may have against any other person with respect to any losses, circumstances or matter to which such indemnification payment is directly or indirectly related. Subject to obtaining the consent of the Indemnitee (which consent shall not be unreasonably withheld), the Indemnifying Party may use the name of the Indemnitee and the names of the Indemnitee's affiliates in any transaction or in any proceeding or other matter involving any of such rights or remedies; and the Indemnitee shall take such actions as the Indemnifying Party may reasonably request for the purpose of enabling the Indemnitee to perfect or exercise the Indemnifying Party's right of subrogation hereunder.

                XI.10 Special Tax Indemnification. The Buyer agrees to
                      ---------------------------
indemnify, defend and hold harmless the Parent from and against any federal, state or local Tax liability of the Parent with respect to the Redemption (including Taxes with respect to all payments pursuant to this Section 11.10), net of any tax benefit, resulting from a final determination by a governmental authority that both (a) the Section 338(h)(10) Election is effective and (b) the Redemption is taxable to the Parent under Section 302 of the Code (or comparable provisions of state or local law) as an exchange of the Redeemed Shares.

                XI.11 Recoupment. The parties acknowledge: (i) that all payments
                      ----------
to be made by the parties under this Article 11 shall constitute adjustments to the Aggregate Price, and (ii) that any reduction in the Aggregate Price as the result of such payments shall be made by means of, and under the doctrine of recoupment by the Buyer against the Aggregated Price owing before such adjustment.

                                   ARTICLE XII

                                  MISCELLANEOUS

                XII.1 Certain Definitions.
                      -------------------

               (a) As used in this Agreement, the following terms have the following meanings unless the context otherwise requires:

                   (i) "affiliate," with respect to any person, shall mean any
                        ---------
person controlling, controlled by or under common control with such person;

                   (ii) "Capital Lease Obligations" means, with respect to any
                         -------------------------
date, as of the date of determination, the obligations of the Company to pay rent or other amounts under any lease of real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of the Company under GAAP, and for purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP, consistently applied;

                   (iii) "Claim" means any and all claims, demands, proceedings,
                          -----
causes of action, arbitrations, hearings, investigations, litigation for suit, whether in contract, tort or otherwise, whether statutory or common law, whether civil, criminal, administrative, investigative, formal or informal, in law or in equity;

                   (iv) "Deferred Taxes" means Deferred Taxes as defined under
                         --------------
GAAP determined as of the date of the balance sheet in which it appears;

                   (v) "Environmental Laws" shall mean all foreign, federal,
                        ------------------
state and local Laws pertaining to air and water quality, soils and subsurface strata, natural resources, Hazardous Materials, waste generation, pollution or protection of the environment, including the Clean Air Act, the Federal Water Pollution Control Act, the Solid Waste Disposal Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") and the rules, regulations and ordinances of the
                ------
Environmental Protection Agency and all other applicable federal, state, regional and local agencies;

                   (vi) "GAAP" shall mean generally accepted accounting
                         ----
principles in the United States as set forth from time to time in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by significant segments of the accounting profession in the United States, which are applicable to the circumstances as of the date of determination;

                   (vii) "Hazardous Materials" shall mean any substance,
                          -------------------
material or waste which is regulated pursuant to Environmental Laws, including
(x) petroleum, including crude oil, and any fraction thereof and any refined petroleum products and derivatives thereof, and (y) any material or substance defined as a "hazardous waste," "hazardous material," "hazardous substances," "extremely hazardous substance," "regulated substance" or "restricted hazardous waste" by any Environmental Law;

                   (viii) "Indebtedness" means (a) all obligations of the
                           ------------
Company for borrowed money (excluding reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured), (b) all obligations of the Company evidenced by notes, bonds, debentures or similar instruments, (c) all obligations of the Company to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business and vacation liabilities, (d) all Capital Lease Obligations of the Company (excluding operating leases), (e) all indebtedness secured by any Lien (other than Liens in favor of lessors under leases other than leases included in clause (d) and Tax liens) on any property or asset owned or held by the Company regardless of whether the indebtedness secured thereby shall have been assumed by the Company.

                   (ix) "knowledge" when modifying a representation or warranty
                         ---------
made by a person under this Agreement as to the existence or non-existence of any fact or situation described therein, means, that (x) inquiry has been made by such person of the appropriate Responsible Official as to the existence or non-existence of any such fact or situation as of the date such representation and warranty is made or deemed made, (y) in responding to such inquiry, the appropriate Responsible Official has made diligent inquiry in determining the existence or non-existence of such fact or situation as of the date such representation and warranty is made or deemed made, and (z) the response to such inquiry is reasonably satisfactory to such person.

                   (x) "Lender" means an entity or entities providing a term
                        ------
debt facility or facilities to the Buyer or the Company or both in relation to the transactions contemplated by this Agreement.

                   (xi) "Liens" means any liens, claims, charges, encumbrances
                         -----
or security interests;

                   (xii) "Net Working Capital" means, as of the date of
                          -------------------
determination, and based on the balance sheet (after the adjustments indicated on

Schedule 1.3 have been made) included in the Preliminary Financials or the
------------
Closing Financial Statements, as applicable, current assets less current liabilities of the Company, as defined by and in accordance with GAAP, which shall exclude rate variance and retention receivables.

                   (xiii) "person" shall mean and include an individual,
                           ------
partnership, joint venture, limited liability company, corporation, trust, unincorporated organization, firm or other entity or a government or any department or agency thereof;

                   (xiv) "Responsible Official" with respect to Parent, means
                          --------------------
the following individuals: Mike Barth, Doug Beck, Shep Burton, Craig Ebert, Michael Gibbs, Sudhakar Kesavan, Ken Kolsky, Peter Linquiti, George Lowden, James J. Maiwurm, Michael McKelvey, Anita Rechler, Isabel Reiff, Robin Rodensky, Gary Vicihus, John Wasson, Phil Kotiza, Paul Weeks, Shaun Martin, Marijo Ahlgrimm, Timothy O'Connor and Eric Andre; and

                   (xv) "Transaction Documents" means, collectively, each and
                         ---------------------
every agreement and instrument contemplated by this Agreement to which the Parent or the Buyer is or will be a party.

             XII.2 Amendment and Modification. This Agreement may be amended,
                   --------------------------
modified or supplemented only by a written agreement signed by each of the parties hereto.

             XII.3 Waiver of Compliance; Consents. Any failure of the Buyer,
                   ------------------------------
on the one hand, or the Parent, on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived by the Buyer, or the Parent, respectively, only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure nor effect indemnification with respect to such subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 12.3.

             XII.4 Notices. All notices and other communications hereunder shall
                   -------
be in writing and shall be deemed to have been duly given when delivered in person, upon receipt of a transmittal confirmation, if sent by telecopier, on the next business day when sent by overnight courier service, or on the fifth business day following deposit in the mail, if sent by registered or certified mail to the parties at the following addresses or telecopier numbers (or at such other address or telecopier number for a party as shall be specified by like notice):

                   (a)      if to the Parent, to:

                            ICF Kaiser International, Inc.
                            9300 Lee Highway
                            Fairfax, Virginia  22031-1207
                            Attention:  General Counsel
                            Facsimile:  (703) 934-3029

                   (b)      if to the Buyer, to:

                            c/o CMLS Management, L.P.
                            135 East 57th Street
                            New York, New York  10022-2032
                            Attention:  Peter M. Schulte
                            Telecopier:  (212) 829-0553

                            and a copy to:

                            Paul, Weiss, Rifkind, Wharton & Garrison
                            1285 Avenue of the Americas

                            New York, New York 10019-6064
                            Attention:  Robert M. Hirsh, Esq.
                            Telecopier:  (212) 757-3990

             XII.5 Assignment. This Agreement and all of the provisions hereof
                   ----------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties except by operation of law or to a bank or other financial institution as may provide financing for the transactions contemplated hereby.

             XII.6 Non-Contractual Remedies; Preservation of Remedies. Subject
                   --------------------------------------------------
to Section 11.8.5, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement or any Transaction Document delivered pursuant to this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any Claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement or any Transaction Document delivered pursuant to this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

             XII.7 Governing Law. This Agreement shall be governed by the laws
                   -------------
of the State of New York (other than its rules of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby).

             XII.8 Interpretation. The Article and Section headings contained in
                   --------------
this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

             XII.9 Entire Agreement. This Agreement (including the schedules,
                   ----------------
exhibits, documents or instruments referred to herein) and the Transaction Documents embody the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof and supersede all prior agreements and understandings, both written and oral, among the parties, or between any of them, with respect to the subject matter hereof and thereof.

            XII.10 Usage. All pronouns and any variations thereof refer to the
                   -----
masculine, feminine or neuter, singular or plural, as the context may require. All terms defined in this Agreement in their singular or plural forms have correlative meanings when used herein in their plural or singular forms, respectively. Unless otherwise expressly provided, the words "include," "includes" and "including" do not limit the preceding words or terms and shall be deemed to be followed by the words "without limitation."

            XII.11 Exhibits and Schedules. The Exhibits and Schedules are a
                   ----------------------
part of this Agreement as if fully set forth herein and all references to this Agreement shall be deemed to include the Exhibits and Schedules. All references herein to Sections, Exhibits and Schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. Disclosure of any fact or item in any Schedule hereto referenced by a particular Section in this Agreement shall not be deemed disclosed with respect to any other Section or Schedule unless an explicit cross-reference appears indicating the other Sections or Schedules to which such fact or item also relates.

            XII.12 Interpretation. The parties acknowledge and agree that: (a)
                   --------------
each party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto, regardless of which party was generally responsible for the preparation of this Agreement.

            XII.13 Severability of Provisions.
                   --------------------------

                   (a) If any provision or any portion of any provision of this Agreement shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of this Agreement shall not be affected thereby.

                   (b) If the application of any provision or any portion of any provision of this Agreement to any person or circumstance shall be held invalid or unenforceable, the application of such provision or portion of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby.

            XII.14 No Third Party Beneficiaries. Other than as set forth in
                   ----------------------------
Article XI, this Agreement is not intended to, and does not, create any rights or benefits of any party other than the parties hereto.

            XII.15 Counterparts. This Agreement may be executed by the parties
                   ------------
hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

                   IN WITNESS WHEREOF, each of the Buyer, the Parent and the Company have caused this Agreement to be duly executed as of the date first above written.

                                       ICF CONSULTING GROUP HOLDINGS, LLC


                                       By: /s/ Peter M. Schulte
                                          --------------------------------------
                                             Peter M. Schulte
                                             Managing Member


                                       ICF KAISER INTERNATIONAL, INC


                                       By: /s/ Tim O'Connor
                                          --------------------------------------
                                             Tim O'Connor
                                             Senior Vice President


                                       CLEMENT INTERNATIONAL CORPORATION


                                       By: /s/ Tim O'Connor
                                          --------------------------------------
                                             Tim O'Connor
                                             Senior Vice President

CMEP joins this Agreement for the purpose of the representations and warranties contained in Article 5, the covenant in Section 6.21 and the indemnity contained in Section 11.2(b) only:

                                       CM EQUITY PARTNERS, L.P.
                                       By: CMLS GP, L.L.C.,


                                       By: /s/ Peter M. Schulte
                                          --------------------------------------
                                             Peter M. Schulte
                                             Managing Member